UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

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20 Firstfield Road Gaithersburg, MD 20878 T 240-268-2000 F 240-268-2100 www.novavax.com Nasdaq: NVAX

April 30, 2014

Dear Novavax Stockholder:

You are cordially invited to our Annual Meeting of Stockholders on Thursday, June 12, 2014, beginning at 10:00 a.m., local time, at Novavax’ offices, 20 Firstfield Road, Gaithersburg, Maryland 20878. We have also made available a copy of our 2013 Annual Report to Stockholders with this proxy statement.

Your vote is important, and we hope you will be able to attend the Annual Meeting. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement. Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

We look forward to seeing you there.

Very truly yours,

Stanley C. Erck

President and Chief Executive Officer

NOVAVAX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 12, 2014

To the Stockholders of Novavax, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Novavax, Inc., a Delaware corporation (the “Company”, “Novavax”, “we”, or “us”), will be held on Thursday, June 12, 2014 at 10:00 a.m., local time, at the Company’s headquarters located at 20 Firstfield Road, Gaithersburg, Maryland 20878 to consider and act upon the following matters:

1.	To elect two directors as Class I directors to serve on the board of directors of the Company (the “Board”), each for a three-year term expiring at the 2017 Annual Meeting of Stockholders;

2.	To consider and vote whether to approve, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and three other most highly compensated individuals serving as executive officers on December 31, 2013 (collectively, the “Named Executive Officers”);

3.	To increase the number of shares of the Company’s common stock available for issuance under the Novavax, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”) by 4,000,000 shares; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on April 16, 2014 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

The following Proxy Statement is included with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2013, which contains financial statements and other information of interest to stockholders.

By Order of the Board of Directors,

John A. Herrmann III

Vice President, General Counsel & Corporate Secretary

Gaithersburg, Maryland

April 30, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS ANNUAL MEETING

TO BE HELD ON JUNE 12, 2014:

Notice of Annual Meeting, Proxy Statement, and Annual Report are available free of charge at
http://www.edocumentview.com/NVAX.

Novavax, Inc.

20 Firstfield Road

Gaithersburg, Maryland 20878

 ____________

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on Thursday, June 12, 2014

INFORMATION CONCERNING THE ANNUAL MEETING

This Proxy Statement (“Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 12, 2014 at 10:00 a.m. local time at the Company’s headquarters located at 20 Firstfield Road, Gaithersburg, Maryland 20878 and at any adjournments or postponements thereof. This Proxy Statement, the form of proxy, and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2013 (the “Annual Report”) are being made available via the Internet and will be mailed to our stockholders on or about May 9, 2014.

Why am I receiving these materials?

The Company has made these proxy materials available to you on the Internet and has delivered print versions of these proxy materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These proxy materials were sent or made available to stockholders on or about May 9, 2014. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Can I access the materials on the Internet instead of receiving paper copies?

Stockholders may access the Proxy Statement and the 2013 Annual Report on Form 10-K via the Internet and vote online (www.envisionreports.com/NVAX). If you would like to receive a printed or electronic copy of the proxy materials, free of charge, you should follow the instructions for requesting such materials included on the website (www.envisionreports.com/NVAX).

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

What is “householding” and how does it affect me?

The Company has adopted the process called “householding” for mailing the proxy materials in order to reduce printing and postage costs. Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the Annual Report in accordance with a notice delivered from such stockholders’ bank, broker, or other holder of record, unless the applicable bank, broker, or other holder of record received contrary instructions. If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement and the Annual Report, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax by telephone at (240) 268-2000 or in writing to Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following matters:

•	To elect two directors as Class I directors to serve on the Board, each for a three-year term expiring at the 2017 Annual Meeting of Stockholders;

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•	To consider and vote whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers;

•	To increase the number of shares of the Company’s common stock available for issuance under the 2005 Plan by 4,000,000 shares; and

•	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

In addition, management will report on the Company’s performance during fiscal year 2013 and respond to questions from stockholders.

Will any other business be conducted at the Annual Meeting?

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting.

Who is entitled to vote?

The Board has fixed Wednesday, April 16, 2014, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). The only class of stock of the Company entitled to vote at the Annual Meeting is its common stock, $0.01 par value (the “Common Stock”). Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, there were 209,257,750 shares of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting until a quorum is present, without notice other than an announcement at the Annual Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled. Abstentions and broker non-votes will not count in determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker or other nominee holds shares represented by a proxy, has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. You may vote by proxy by filling out the proxy card or voting instruction form and returning it in the envelope provided.

•	By telephone or the Internet. Stockholders of record may vote by calling 1-800-652-VOTE (8683) or visiting the website www.envisionreports.com/NVAX. The telephone and Internet voting procedures established by the Company for stockholders are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

•	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or nominee and present it to the inspector of election with your ballot when you vote at the meeting.

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What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

How does discretionary voting authority apply?

All properly executed proxies will be voted in accordance with the instructions of the stockholder. If you are a stockholder of record and you sign and return a proxy card without giving specific instructions, then the persons named as proxy holders, Stanley C. Erck and Barclay A. Phillips, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting, including any floor proposals.

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.

Brokers do not have authority, discretionary or otherwise, to vote your shares for the election of directors, the approval, on an advisory basis, of the compensation paid to our named executive officers, or the share increase under the Novavax, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”); unless they receive proper instructions to do so from you in a timely manner.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

What are the Board’s recommendations?

The Board recommends that you vote your shares:

“FOR” the election of Stanley C. Erck and Rajiv I. Modi, Ph.D. to serve on the Board for a three-year term expiring at the 2017 Annual Meeting of Stockholders (Proposal No. 1);

“FOR” the approval of the non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2); and

“FOR” the increase of additional shares of the Company’s Common Stock available for issuance under the 2005 Plan by 4,000,000 shares (Proposal No. 3).

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What is the voting requirement to approve each of the proposals?

Election of Directors. Directors are elected by a plurality of the votes. The nominees for director receiving the highest number of votes cast by stockholders entitled to vote for directors will be elected to serve on the Board. Only the number of votes FOR a nominee affect the outcome. Accordingly, votes withheld, abstentions, and broker non-votes will have no effect on the result of the vote on this matter.

Say-on-Pay. Because Proposal No. 2 asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers.

Amendment to the 2005 Plan. Approval of an amendment to the 2005 Plan to increase the number of shares of Common Stock reserved for issuance under such plan by 4,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of the matter.

Can I change my vote after I have voted?

Stockholders may revoke proxies at any time before they are exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company; (b) delivering written notice of revocation to the Secretary of the Company; or (c) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of solicitation of proxies?

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers, and regular employees may, without additional remuneration, solicit proxies in person, by telephone, or by electronic transmission and/or facsimile transmission. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and will compensate such third parties for their efforts. The Company has retained Georgeson Inc., to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $10,000 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries or other similar organizations to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses, custodians, nominees and fiduciaries or other similar organizations for their reasonable expenses in connection with this distribution.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2015 Annual Meeting of Stockholders?

Stockholder proposals for inclusion in the Company’s proxy statement: Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2015 Annual Meeting of Stockholders should follow the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the Company’s amended and restated by-laws (the “By-laws”). Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than January 9, 2015. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting (June 12, 2014), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

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Other stockholder proposals: Under the Company’s By-laws, stockholders who wish to include a proposal in the Company’s 2015 Annual Meeting of Stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of this year’s Annual Meeting (June 12, 2014); provided, however, that in the event that the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting of the stockholders of the Company, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

In addition to being timely, any such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

•	the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person;

•	any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities; and

•	any material interest of the stockholder or any Stockholder Associated Person in such proposal.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

Please note that if the stockholder proposes to nominate a director for election to the Company’s Board, the procedures described under the caption “Nomination Procedures” herein relating to director nominations must be followed.

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PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Pursuant to the Company’s charter, the Board may consist of no fewer than three directors, with the specific number to be authorized by the Board from time to time at its discretion. The Board is presently authorized to consist of eight members, currently consisting of the following seven individuals: Richard H. Douglas, Ph.D., Stanley C. Erck, Gary C. Evans, John O. Marsh, Jr. J.D., Michael A. McManus, Jr., J.D., Rajiv I. Modi, Ph.D., and James F. Young, Ph.D.

The members of the Company’s Board are divided into three classes, designated as Class I, Class II, and Class III, each serving staggered three-year terms. The term of the Class I director expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 2015 and 2016 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.

In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, existing directors cannot move across classes and, therefore, the number of directors in each class may become temporarily imbalanced. On March 6, 2014, Mr. Erck provided notification of his intention to resign as a Class III Director immediately prior to the Annual Meeting, thus allowing him to run as an unopposed Class I director.

Two directors are to be elected at the Annual Meeting. After recommendation by the Nominating and Corporate Governance Committee, the Board has designated Mr. Erck and Dr. Modi as nominees for election as Class I directors of the Company at the Annual Meeting.

If elected, such nominees will serve until the expiration of their terms at the 2017 Annual Meeting of Stockholders and until his successor is elected and qualified. Mr. Erck and Dr. Modi have consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that Mr. Erck and Dr. Modi will be unable or unwilling to serve if elected. If any nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine.

The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. Accordingly, votes withheld, abstentions, and broker non-votes will not have any effect on the election of a director.

Information on the nominees follows:

Nominees for Election as Class I Directors

Name, Age, and Year First Elected Director	Principal Occupation, Business Experience, Other Directorships or Significant Affiliations, and Qualifications

Stanley C. Erck 66 2009	President and Chief Executive Officer of Novavax, Inc., since April 2011. Former Executive Chairman and Director of Novavax, Inc. from February 2010 until April 2011, and a Director since June 2009. From 2000 to 2008, Mr. Erck served as President, Chief Executive Officer and Director of Iomai Corporation, a vaccine development company, which was acquired in 2008 by Intercell. Prior to that, Mr. Erck previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now known as Genzyme Corporation, and Baxter International. Mr. Erck serves as a member of the boards of BioCryst Pharmaceuticals, MaxCyte, Inc., and the MdBio Foundation. We believe that Mr. Erck is well-suited to serve on our Board due to his entrepreneurial and leadership experience in the biotechnology industry, having grown and provided successful exit strategies, including two IPOs and an acquisition, for several companies, and his extensive experience of serving on other companies’ boards.

Rajiv I. Modi, Ph.D. 54 2009	Managing Director of Cadila Pharmaceuticals, Ltd. (“Cadila”), a company organized in India, since 1995. Dr. Modi was elected to the Board based upon his relationship with the Company’s largest stockholder at the time. As of April 16, 2014, Satellite Overseas (Holdings) Limited, a subsidiary of Cadila, holds approximately 4.5% of the Company’s outstanding Common Stock. Dr. Modi serves as a member of the boards of other Cadila group companies. We believe that Dr. Modi is well-suited to serve on our Board due to his extensive leadership experience, as well as technical expertise in the development and manufacturing of pharmaceutical products. He also brings broad experience in international joint ventures and pharmaceutical sales.

********************

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Information on the continuing directors follows:

Directors Continuing as Class II Directors

Name, Age, and Year First Elected Director	Principal Occupation, Business Experience, Other Directorships or Significant Affiliations, and Qualifications

Richard H. Douglas, Ph.D. 61 2010	Former Senior Vice President Corporate Development, Genzyme Corporation. From 1989 to 2011, Dr. Douglas led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989, Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Dr. Douglas was a postdoctoral fellow in Leroy Hood’s laboratory at the California Institute of Technology. Dr. Douglas serves on the University of Michigan Technology Transfer National Advisory Board. Dr. Douglas received a Ph.D. from the University of California, Berkeley in biochemistry and a B.S. in chemistry from the University of Michigan. We believe that Dr. Douglas is well-suited to serve on our Board due to his significant business experience and scientific background.

Gary C. Evans 57 1998	Chairman of the Board and Chief Executive Officer of Magnum Hunter Resources Corporation, a NYSE Amex listed oil and gas company, since May 2009, and Chairman, President, Chief Executive Officer and Founder of GreenHunter Energy, Inc., a NYSE Amex listed alternative energy company, since 2007. Former Lead Independent Director of Novavax, Inc. from March 2007 until April 2011, and Chairman of the Board of Directors of Novavax, Inc. from April 2005 until March 2007. Mr. Evans was Chairman, President and Chief Executive Officer of Magnum Hunter Resources, Inc., a NYSE listed oil and gas exploration and production company, from 1995 to 2005, and Chairman and Chief Executive Officer of its predecessor, Hunter Resources, Inc., from 1985 to 1995. Mr. Evans is currently an Individual Trustee of TEL Offshore Trust, a publicly listed oil and gas trust and serves on the Board of the Maguire Energy Institute at Southern Methodist University. Mr. Evans is a serial entrepreneur, having founded, grown and provided successful exit strategies for several companies; in 2004 he was recognized by Ernst & Young as the Southwest Area 2004 Entrepreneur of the Year in the Energy Sector and was inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. We believe that Mr. Evans is well-suited to serve on our Board due to his entrepreneurial experience in the development of several companies as well as his extensive leadership experience.

John O. Marsh, Jr., J.D. 87 1991	Distinguished Adjunct Professor of Law at George Mason University, since 2000. Mr. Marsh was a Visiting Professor of Ethics at Virginia Military Institute in 1998. Prior to that, he served as Interim Chief Executive Officer of Novavax, Inc. from July 1996 to March 1997 and as Chairman of the Board from July 1996 to February 1997. He was Secretary of the Army from 1981 to 1989, a Counselor with Cabinet rank to the President of the United States from 1974 to 1977, Assistant for National Security Affairs to Vice President of the United States in 1974, and Assistant Secretary of Defense from 1973 to 1974. Mr. Marsh was a U.S. Representative in Congress from 1963 to 1971. Mr. Marsh was the Co-Chair of the Independent Review Group for Walter Reed Hospital and Bethesda Navy Medical Center. Mr. Marsh has been awarded the Department of Defense Distinguished Public Service Award on six occasions and was awarded the Presidential Citizens Medal from President Ronald W. Reagan. Mr. Marsh served on the executive committee of the Institute for Defense Analyses (IDA), a federal research institute, and continues to hold a consulting role with IDA. We believe that Mr. Marsh is well-suited to serve on our Board due to his significant experience in government affairs and complex operational and strategic issues. In addition, Mr. Marsh has a keen skill of recognizing leadership skills in management, identifying areas for improvement, and developing those leadership skills within the Company’s management team.

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Directors Continuing as Class III Directors

Name, Age, and Year First Elected Director	Principal Occupation, Business Experience, Other Directorships or Significant Affiliations, and Qualifications

Michael A. McManus, Jr., J.D. 71 1998	President and Chief Executive Officer of Misonix, Inc., a medical device company, since October 1998. Mr. McManus served as President, Chief Executive Officer and Director of New York Bancorp Inc. from 1991 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus served in the U.S. Army Infantry from 1968 through 1970. Mr. McManus serves as a member of the Board of Directors of A. Schulman Inc. Mr. McManus is a recipient of the Ellis Island Medal of Honor. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. We believe that Mr. McManus is well-suited to serve on our Board due to his successful growth and development of businesses and products and, as chief executive officer of two public companies, his significant experience in governance, legal, and risk management, and reading and understanding financial statements.

James F. Young, Ph.D. 61 2010	Former President, Research and Development, MedImmune, Inc. Dr. Young has been Chairman of the Board since April 2011 and a Director of Novavax, Inc. since April 2010. Dr. Young held the position of President, Research and Development, at MedImmune, Inc. from 2000 until 2008 and previously served as Executive Vice President, Research and Development from 1999 to 2000, Senior Vice President from 1995 to 1999, and as Senior Vice President, Research and Development from 1989 to 1995. Dr. Young currently sits on the board of directors of 3-V Biosciences, Inc., a privately-held biopharmaceutical company developing novel antiviral therapeutics, and is the chairman of the board of MicroCoal Technologies Inc., a company developing clean-coal technology. We believe that Dr. Young is well-suited to serve on our Board due to his over 30 years of experience in the fields of molecular genetics, microbiology, immunology, and pharmaceutical development. In addition, Dr. Young brings extensive scientific background and experiences, particularly in the areas of vaccine research and development.

FOR PROPOSAL 1, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

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PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The Company provides its stockholders with the opportunity to cast a triennial advisory vote to approve the compensation of its named executive officers and this Proposal No. 2, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation programs.

As described in detail in the Compensation Discussion and Analysis section and the related tables and narrative disclosure in this Proxy Statement, our executive compensation programs are designed to attract and retain highly qualified executives, reflect performance and reward high performance, reward named executive officers for meeting Novavax’ strategic goals and objectives, and align named executive officers’ goals with those of our stockholders. Please read the Compensation Discussion and Analysis section for additional details about our executive compensation objectives, philosophy, and programs, along with the compensation paid to our Named Executive Officers with respect to the fiscal year ended December 31, 2013 and the rationale for such compensation.

Accordingly, the Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers in 2013, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this Proxy Statement.

We recommend that you vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.

Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee, who are responsible for designing and administering our executive compensation programs, value the opinions of our stockholders on this Proposal No. 2 and will consider the outcome of the vote on this Proposal No. 2 when making future compensation decisions for our named executive officers.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers triennially at the annual meeting of stockholders. Accordingly, it is expected that the next “say-on-pay” vote will occur at the 2017 Annual Meeting of Stockholders.

FOR PROPOSAL NO. 2, THE BOARD RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2013.

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PROPOSAL NO. 3

AMENDMENT OF 2005 STOCK INCENTIVE PLAN

The 2005 Plan was adopted by our Board on February 24, 2005 and approved by Novavax stockholders on May 4, 2005. The number of shares originally authorized for issuance under the 2005 Plan was 2,565,724 shares, 565,724 shares of which were previously held for reserve under the 1995 Stock Option Plan (the “1995 Plan”) but were unused. To the extent that stock options granted under the 1995 Plan expire unexercised, the shares underlying those options become available for grant under the 2005 Plan. The 2005 Plan permits a maximum of 5,746,468 shares of Common Stock subject to stock options outstanding under the 1995 Plan to revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised.

On June 20, 2007, Novavax stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 3,000,000 shares (“2007 Amendment”). On June 15, 2011 Novavax, stockholders voted to approve an additional amendment to increase the number of shares under the 2005 Plan by an additional 3,000,000 shares (“2011 Amendment”). On June 11, 2012, Novavax stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 4,000,000 shares (“2012 Amendment”). On June 13, 2013, Novavax stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 4,000,000 shares (“2013 Amendment”).

As further discussed below, we do not believe that the remaining shares of Common Stock available for issuance under the 2005 Plan are sufficient to continue implementing the Company’s stock incentive program over the next year taking into account our historic burn rate (discussed below) and certain other factors, including the Company’s recent growth and anticipated need to attract new employees with appropriate levels of experience and talent. Accordingly, on March 6, 2014, our Board approved an amendment to the 2005 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under this plan by 4,000,000 shares (“2014 Amendment”). The 2014 Amendment is being submitted to the Company’s stockholders for approval. The resolutions to be presented to the stockholders approving the proposed 2014 Amendment to the 2005 Plan is attached as Appendix 1 to this Proxy Statement and is incorporated herein by reference.

Existing Equity Plan Information

At present, the 2005 Plan is the only long-term incentive plan of the Company. As of April 16, 2014, our 2005 Plan had 2,479,719 shares available for grant as equity awards. If the 2014 Amendment is approved, the total number of shares that will be available for future awards under the 2005 Plan will be 6,479,719, which is the sum of 4,000,000 shares plus the number of shares currently available under our 2005 Plan. If the stockholders do not approve the 2014 Amendment, additional awards will only be granted from the shares currently available under the 2005 Plan and the 2014 Amendment will not become effective.

Total potential dilution (as a percentage of shares of Common Stock outstanding on a fully diluted basis for this purpose including shares reserved for exercise under the plans and the 2014 Amendment as of April 16, 2014) after giving effect to the 4,000,000 shares of Common Stock that would be authorized under the 2014 Amendment plus the 2,479,719 shares available for grant under the 2005 Plan, plus the 15,544,855 shares subject to outstanding awards under the 2005 Plan and the 18,700 shares subject to outstanding awards under the 1995 Plan, plus the 1,911,176 shares available for future awards under our Employee Stock Purchase Plan (“ESPP”) (as of April 16, 2014) is 10.3%. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. The Board carefully monitors our annual burn rate, dilution and equity expense to ensure that we maximize stockholders’ value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees and directors.

The following table provides information regarding the number of shares subject to outstanding awards and the number of shares available for future grants under the 2005 Plan as of April 16, 2014 (after giving effect to the 2014 Amendment) and under our ESPP. We grant awards only under the 2005 Plan and under our ESPP.

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	Number of shares	As a percentage of stock outstanding on a fully diluted basis(1)
Outstanding stock options under the 2005 Plan	15,528,188	6.7%
Outstanding restricted stock under the 2005 Plan	16,667	0.0%
Outstanding stock options under the 1995 Plan	18,700	0.0%
Total shares subject to outstanding awards under the 2005 Plan and the 1995 Plan	15,563,555	6.7%
Total shares available for future awards under the 2005 Plan	2,479,719	1.1%
Proposed total shares available for future awards under the 2005 Plan following approval of the 2014 Amendment	6,479,719	2.8%
Total shares available for future awards under the ESPP	1,911,176	0.8%

(1)	Stock outstanding on a fully diluted basis includes shares of Common Stock outstanding plus shares subject to outstanding stock options and restricted stock awards under the 2005 Plan and shares subject to outstanding stock options under the 1995 Plan and shares reserved for issuance under the plans and the 2014 Amendment.

Historical Equity Awards, Burn Rate and Projected Equity Awards

Upon a review of the remaining shares available for grant under the 2005 Plan, historical amounts of equity awards granted by the Company in the past three years, the Company’s three-year average burn rate and projected equity awards to be made under the 2005 Plan after giving effect to the 2014 Amendment, the Board approved the number of shares authorized for issuance under the 2014 Amendment to ensure that the shares reserve is sufficient to continue to provide our eligible employees, consultants and directors with appropriate equity-based incentives. Traditionally, the Company grants stock options as the primary form of equity compensation, but does, at times, grant restricted stock to attract and retain key executive officers.

The table below sets forth the aggregate number of shares underlying all equity awards made during each of the past three years.

Year	Equity Awards Granted under 2005 Plan
2013	4,370,000
2012	3,483,000
2011	3,675,400

A summary of the Company’s gross burn rate for the 2011 - 2013 period is set forth below. Gross burn rate includes the sum of all awards granted in a fiscal year divided by the weighted average number of common shares outstanding during that fiscal year.

Burn Rate	2013	2012	2011	3-year Average
Stock option awards granted	4,370,000	3,483,000	3,675,400	3,842,800
Weighted average common shares outstanding	169,658,000	131,726,000	113,610,000	138,331,333
Burn rate	2.6%	2.6%	3.2%	2.8%

Summary of 2005 Plan

The following summary describes the material terms of the 2005 Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the 2005 Plan. This summary of the 2005 Plan is not a complete description of all provisions of the 2005 Plan and is qualified in its entirety by reference to the 2005 Plan, which is filed as an appendix to this Proxy Statement.

Purpose; Term. The 2005 Plan provides for the grant to employees, officers and directors of, as well as consultants and advisors to, the Company, of stock options (non-statutory stock options (“NSOs”) and incentive stock options (“ISOs”)), restricted stock awards, stock appreciation rights (“SARs”) and restricted stock units. The stated purpose of the 2005 Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. Unless sooner terminated in accordance with its terms, the 2005 Plan will terminate upon the close of business on February 23, 2015.

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Administration. The 2005 Plan is administered by the Board, which may, as permitted by and consistent with applicable law, delegate any or all of its powers under the plan to a committee it appoints. Subject to the terms of the 2005 Plan, the Board (or such committee) has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across recipients). The Board also has the authority, subject to the express provisions of the 2005 Plan, to construe the respective agreements under the plan, prescribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or other stock awards may vest, and make all other determinations which are in the Board’s judgment necessary or desirable for the administration of the plan. The Board’s construction and interpretation of the terms and provisions of the 2005 Plan are final and conclusive.

Initial Stock Subject to 2005 Plan; Transfer of Shares from 1995 Plan. The number of shares of Common Stock that were initially set aside and reserved for issuance under the 2005 Plan was 2,565,724 shares (subject to adjustment as described herein), including 565,724 unused shares transferred from the 1995 Plan. In addition, the 2005 Plan permits a maximum of 5,746,468 shares of Common Stock subject to stock options outstanding under the 1995 Plan to revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised. The 2007 Amendment, 2011 Amendment, 2012 Amendment and 2013 Amendment increased the number of shares of Common Stock available under the 2005 Plan by an additional 3,000,000, 3,000,000, 4,000,000 and 4,000,000 shares, respectively. The proposed 2014 Amendment to the 2005 Plan will increase the number of shares of Common Stock available under the plan by 4,000,000 shares, subject to stockholder approval.

The 1995 Plan continues to exist, and stock options previously granted under the 1995 Plan remain in existence in accordance with their terms. However, no new awards have been under the 1995 Plan since the adoption of the 2005 Plan. There are currently 18,700 shares of Common Stock subject to existing options under the 1995 Plan as of April 16, 2014.

Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2005 Plan may revert to the 2005 Plan and become available for reissuance. Specifically, if an award under the 2005 Plan expires or otherwise terminates, in whole or in part, without having been exercised or paid in full (i.e., in the case of a stock option, SAR or restricted stock unit), or if any shares of Common Stock issued to a recipient pursuant to an award are forfeited back to or are repurchased by the Company (i.e., in the case of restricted stock), then the shares represented by such awards will revert to and again become available for issuance under the 2005 Plan. A forfeiture or repurchase of stock may occur, for example, because of a recipient’s failure to satisfy a contingency or condition that is required for the vesting of such shares.

Effect on Share Reserve of Use of Shares to Cover Tax Withholding. The Board has discretion under the 2005 Plan to allow a recipient of a stock option to use shares of Common Stock to satisfy the tax-withholding requirement that may arise upon exercise of such option. The shares may be shares previously owned by the recipient, or may be the shares acquired from the exercise of the option. Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of taxes will revert to the share reserve under the 2005 Plan and will again become available for issuance in the future.

Effect on Share Reserve of a “Net Exercise” or Cashless Exercise of Stock Options. Payment of the exercise price of a stock option may be made in cash or check payable to the Company. The Board may also provide in the applicable stock option agreement under the 2005 Plan that a recipient may use shares of already-owned Common Stock to satisfy payment of the exercise price, or any other means approved by the Board (including a “net exercise” in which the Company withholds a number of shares that would otherwise be issued to a recipient upon the exercise of the option that have a fair market value equal to the option exercise price). Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of the exercise price will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.

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Maximum Number of Shares Issued through Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of ISOs is 26,312,192, subject to stockholder approval of the 2014 Amendment to the 2005 Plan.

Eligible Participants. Subject to certain limitations, awards under the 2005 Plan of NSOs, restricted stock awards, restricted stock units and SARs may be granted to any employee, officer, director, consultant or advisor to the Company. Only employees of the Company may be granted incentive stock options (“ISOs”) under the 2005 Plan. As of April 16, 2014, the Company had 217 full-time employees and six members of the Board of Directors who were not employees of the Company.

Plan Amendments and Termination. The Board may at any time, and from time to time, modify or amend the 2005 Plan in any respect, provided that no such modification or amendment may adversely affect the rights of a recipient under an existing stock award. In addition, if at any time stockholder approval is required under Section 422 of the Internal Revenue Code, as amended (the “Code”) or any successor provision with respect to ISOs, or under Rule 16b-3 under the Exchange Act (if then applicable) or other applicable rules and regulations, the Board may not effect such modification or amendment without such approval.

The Board may at any time suspend or terminate the 2005 Plan, provided that any such suspension or termination may not adversely affect the rights of a recipient under any award previously granted while the 2005 Plan is in effect except with the consent of the recipient.

Options

The following is a description of the permissible terms of stock options under the 2005 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration. The term of each ISO will be 10 years from the date of grant or such shorter term as the Board determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the term of the ISO must be five years or such shorter period as the Board determines. The term of each NSO is as determined by the Board. The term of any option granted under the 2005 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between the Company and the recipient.

Exercise Price. The exercise price for any option granted under the 2005 Plan may not be less than the fair market value of the Common Stock on the date of grant. In the case of an ISO granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries, the exercise price may not be less than 110% of the fair market value on the date of grant.

Fair Market Value. For purposes of the 2005 Plan, if the Common Stock is listed on an established stock exchange or traded on The NASDAQ Global Select Market (“NASDAQ”) or The NASDAQ Small Cap Market, the fair market value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market-trading day, then the trading day prior to the day of determination will be used. In the absence of such markets for the Common Stock, the fair market value will be determined in good faith by the Board.

Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2005 Plan.

Under the current form of stock option agreement approved by the Board for use under the 2005 Plan (which is subject to change), options generally vest and become exercisable in accordance with the following schedule: (a) 25% of the shares subject to the option vest on each of the first four anniversaries of the date of grant for employees, and (b) the shares subject to the option vest in full on the six-month anniversary of the date of grant for directors. The Board has authority to accelerate the time at which an option may vest or be exercised. See “Corporate Changes” below for a description of how options vest upon a change in control of the Company.

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The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to the Company; (b) to the extent permitted by the applicable option agreement, delivery to the Company of shares of Common Stock already owned by the recipient having a fair market value on the date of surrender equal to the aggregate exercise price of the shares being purchased; or (c) by any other means approved by the Board.

Effect of Recipient’s Termination of Employment or other Service, Death or Disability. The Board has the power to determine the period of time during which a recipient (or, if applicable, the recipient’s estate or representative) may exercise a stock option under the 2005 Plan following the termination of the recipient’s employment or other relationship with the Company, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the recipient. Such periods must be set forth in the agreement evidencing the option. The current form of option agreement under the 2005 Plan provides in general that a recipient will have three months to exercise the vested portion of the option following termination of service with the Company, after which time the option will expire and will no longer be exercisable; in the case of members of the Company’s Board of Directors the period of time is generally three years. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination. However, under the form of option agreement, if a recipient’s employment or other service on behalf of the Company or an affiliate is terminated because of his or her death (which occurs while the recipient is either actively providing such services or within three months after the recipient’s termination for a reason other than cause), then the exercise period is extended to one year after the date of death. If the recipient is terminated because of a disability, the exercise period is also extended to one year after the date of termination. In no event, however, may a stock option be exercised after the expiration date of the option. In the case of a termination for “cause” under the form of stock option agreement (as defined therein), the option cannot be exercised and is forfeited both as to the vested and unvested shares subject to the option. The Board in its discretion may in the future change the form of option agreement to provide for shorter or longer exercise periods upon termination of service than the periods described above.

For an option to retain its status as an ISO, the recipient must have been in the continuous employment of the Company or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three months after the date the recipient ceases to be an employee of the Company or an affiliate. An option otherwise intended to be an ISO will be considered an NSO if these requirements are not met.

Transferability. Options are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the recipient, are exercisable only by the recipient. NSOs may, however, be transferred pursuant to a domestic relations order (within the meaning of Exchange Act Rule 16a-12) or as otherwise expressly permitted in the agreement evidencing such NSO.

Repricing. The 2005 Plan does not affirmatively give the Board authority, in the event of a decline in the value of the Company’s Common Stock, to replace outstanding higher priced options with new lower priced options, nor does it give the Board authority to reprice any out-of-the-money options.

Restricted Stock Awards, Restricted Stock Units and SARs

Generally. As a condition to the grant of a restricted stock award, restricted stock unit or SAR, each recipient must execute an agreement evidencing such award. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.

Restricted Stock Awards. The Board will determine the purchase price per share at the time of grant of a restricted stock award, which may not be less than the par value of the Common Stock. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a recipient to the extent permitted under applicable law. At the time of the grant, the Board will also determine the permitted consideration for the payment of the purchase price, if any, which may be: (a) cash at the time of purchase; (b) services rendered or to be rendered to the Company; or (c) any other form of legal consideration that may be acceptable to the Board, subject to applicable law (including Delaware corporate law). Shares of Common Stock acquired under a restricted stock award may be subject to forfeiture or a share repurchase option in favor of the Company or an affiliate in accordance with a vesting schedule as determined by the Board.

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Transferability. Rights to purchase or receive shares of Common Stock granted under a restricted stock award are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board determines in its discretion, and so long as the Common Stock awarded then remains subject to the terms of the restricted stock award agreement. Transferability of other awards will be as determined by the Board.

Restricted Stock Units. A restricted stock unit award is denominated in shares of Common Stock and represents a promise by the Company to issue shares of Common Stock or cash measured by the value of shares in the future. The Board will determine the consideration, if any, to be paid by the recipient upon delivery of each share of Common Stock subject to a restricted stock unit award, which, to the extent required by applicable law, will not be less than par value. At the time of grant, the Board may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. Dividend equivalents may be credited in respect of restricted stock units as the Board determines. If the recipient’s service with the Company terminates for any reason, unvested restricted stock units will be forfeited unless the applicable award agreement provides otherwise.

SARs. An SAR entitles the recipient to a payment equal in value to the appreciation in the value of an underlying share of the Company’s Common Stock from the date of grant to the date the SAR is exercised. SARs will be denominated in shares of Common Stock. Payment may be made in shares of Common Stock, cash or any combination of the two, as the Board deems appropriate. The amount payable on the exercise of an SAR may not be greater than the amount equal to the excess of (1) the aggregate fair market value (on the date of the exercise of the SAR) of the number of shares of Common Stock underlying the SAR that are being exercised, over (2) the aggregate fair market value of such shares of Common Stock on the grant date. The Board may impose any restrictions it deems appropriate on the vesting of SARs. If the recipient’s service with the Company terminates for any reason, unvested SARs will be forfeited and the Company will automatically redeem vested SARs.

Corporate Changes

Adjustment Provisions. Transactions not involving receipt of consideration by the Company, such as reorganizations, reclassifications, stock dividends or stock splits, may change the type, class and number of shares of Common Stock subject to the 2005 Plan and outstanding awards. In such event, the 2005 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock subject to the plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of Common Stock subject to such awards.

Change in Control. In the event of certain specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, (b) the sale, lease or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, (c) a transaction or series of related transactions in which persons who were not stockholders of the Company immediately prior to acquiring Company capital stock as part of such transaction(s) become the owners of capital stock of the Company that represents more than 50% of the combined voting power of the Company’s outstanding capital stock, or (d) a liquidation or dissolution of the Company, then the Board or the board of any corporation assuming the Company’s obligations will take any one or more actions as to outstanding awards under the 2005 Plan, including:

•	providing that such awards will continue in existence with appropriate adjustments or modifications, if applicable;

•	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

•	upon written notice to the participants, providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction unless exercised within a specified period;

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•	in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of the Common Stock of the Company will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards; or

•	providing that all or any outstanding awards will become vested or exercisable in full or in part at or immediately prior to such event.

In 2005, the Board adopted a Change in Control Severance Benefit Plan (the “Severance Plan”), which provided, among other things, that all outstanding awards will become vested and exercisable in full upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended the Severance Plan to provide that, upon a termination of employment following a change in control, all outstanding awards will become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended and the Board adopted revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration. This action did not alter awards before March 2007.

Changes to Incumbent Board. The Board or its designee may also provide for the accelerated vesting or exercisability of an award under the 2005 Plan (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a change in the incumbent board (as defined below) in an option agreement or other stock award agreement at the time of grant of the award, or at any time thereafter. A “change in the incumbent board” is deemed to occur if the existing members of the Board on the date the 2005 Plan is initially adopted by the Board cease to constitute at least a majority of the members of the Board, with certain exceptions. In that regard, any person that becomes a new Board member after the adoption of the 2005 Plan will be deemed a member of the incumbent board for this purpose if his or her election or appointment was approved or recommended by a majority vote of the members of the existing incumbent board who are then still in office.

Tax Matters

Incentive Stock Options. In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the recipient has owned the ISO Stock at the time it is sold. If the recipient sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the recipient will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the recipient on the sale price of the ISO Stock over the exercise price. If the recipient sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then the gain recognized by the recipient will be ordinary compensation income to the extent of the fair market value of the ISO Stock on the date the option was exercised over the exercise price and the remaining gain, if any, will be a capital gain. If a recipient sells ISO Stock for less than the exercise price, then the recipient will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the recipient has held the ISO Stock for more than one year to the date of sale.

Nonstatutory Stock Options. As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the recipient. The exercise of an NSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price and the recipient’s tax basis in the NSO Stock will be equal to the exercise price plus any income recognized upon the exercise of the option. The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the recipient’s tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the recipient has held the NSO Stock for more than one year prior to the date of the sale.

Federal Income Tax Consequences to the Company in connection with Stock Options. The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a recipient, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code, unless certain requirements are satisfied. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

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Restricted Stock Awards and Stock Bonuses. Restricted stock awards and stock bonuses granted under the 2005 Plan generally have the following federal income tax consequences.

Upon acquisition of stock that is not subject to a substantial risk of forfeiture, the recipient generally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to a substantial risk of forfeiture, including certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the recipient elects to be taxed on receipt of the stock by making an election under Section 83(b) of the Code. An 83(b) election must be made not later than 30 days after the transfer of the shares to the participant and must satisfy certain other requirements. A recipient who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of the acquisition, less any price paid for the shares. If a recipient makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received will be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the requirements of Section 162(m) of the Code as described below, and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Restricted Stock Units. A recipient does not have taxable ordinary income upon the grant of a restricted stock unit. Ordinary income arises on the actual or constructive receipt of the stock underlying the units (or upon receipt of cash, if the restricted stock unit is settled in cash), which generally occurs when the restricted stock units vest, unless delivery of shares or cash is deferred under Section 409A of the Code. If shares delivered are restricted for tax purposes, the recipient will be subject to the rules described above applicable to restricted stock.

Under Section 409A of the Code, a restricted stock unit generally will not result in the deferral of compensation if the restricted stock unit award must be settled shortly after vesting occurs. If the recipient has the right to elect to defer payment under the award to a future taxable year, this will be considered a deferred compensation arrangement under Section 409A. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the restricted stock unit or upon later vesting.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will generally qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a calendar year, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

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Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

The foregoing is only a summary of the material federal income tax consequences associated with the grant, exercise and disposition of the shares of Common Stock subject to awards granted under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a recipient’s death or the income tax laws of the municipality, state or foreign country under which the recipient’s income may be taxable.

2005 Plan Benefits

Awards of stock options, restricted stock, restricted stock units and SARs made to eligible participants under the 2005 Plan are subject to the discretion of the Board, upon recommendation by the Compensation Committee and, therefore, are not determinable at this time.

Each option granted under the 2005 Plan will have an exercise price that is no less than the fair market value of a share of Common Stock on the date of grant. Prices and consideration for restricted stock awards, restricted stock units and SARs under the 2005 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The closing market value of the Company’s Common Stock on April 16, 2014 was $4.05 per share.

Approval of the 2014 Amendment to the 2005 Plan to increase the number of shares reserved for issuance under such plan by 4,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal 3.

FOR PROPOSAL 3, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE 2014 AMENDMENT TO INCREASE THE NUMBER OF SHARES BY 4,000,000 UNDER THE 2005 PLAN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as noted below, the following table sets forth certain information as of April 16, 2014 with respect to the beneficial ownership of our Common Stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company or nominee for director, (iii) each of the Named Executive Officers of the Company as identified in the “Summary Compensation Table” below, and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percentage of Class Outstanding(3)
FMR LLC 82 Devonshire St Boston, MA 02109	25,127,491	(4)	12.0

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	13,465,748	(5)	6.4

RA Capital Management, LLC 20 Park Plaza, Suite 1200 Boston, MA 02116	10,811,888	(6)	5.2

Directors, Nominees, and Executive Officers
Richard H. Douglas, Ph.D	350,000	(7)	*
Gary C. Evans	678,680	(8)	*
John O. Marsh, Jr., J.D	211,000	(9)	*
Michael A. McManus, Jr. J.D	252,590	(9)	*
Rajiv I. Modi, Ph.D	9,500,000	(10)	4.5
James F. Young, Ph.D	815,000	(11)	*
Stanley C. Erck	1,354,868	(12)	*
Barclay A. Phillips	14,868		*
Fredrick W. Driscoll	30,000	(13)	*
Gregory M. Glenn, M.D	514,602	(14)	*
Timothy J. Hahn, Ph.D	292,916	(15)	*
John J. Trizzino	—		—
Russell P. Wilson	229,900	(16)	*
All directors and executive officers as a group (12 persons) (17)	14,214,424		6.7

*	Less than 1%.

(1)	Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in c/o Novavax, 20 Firstfield Road, Gaithersburg, Maryland 20878.

(2)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Company’s Common Stock. Unless otherwise indicated, each beneficial owner named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares of Common Stock beneficially owned, including shares that may be acquired by such person or group within 60 days of April 16, 2014 upon the exercise of stock options, warrants, or other purchase rights, but not the exercise of options, warrants, or other purchase rights held by any other person.

(3)	Percentages have been calculated based on 209,257,750 shares of the Company’s Common Stock outstanding as of April 16, 2014.

(4)	As reported by FMR LLC on Schedule 13G as filed on February 14, 2014. FMR LLC stated that Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under the Investment Advisers Act of 1940 (“Investment Advisers Act”), is the beneficial owner of 7,352,609 shares of common stock as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Edward C. Johnson 3d (Chairman of FMR LLC) and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 17,774,860 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. The principal office address of FMR LLC is 245 Summer Street, Boston, MA 02210.

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(5)	As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A as filed on January 30, 2014. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G ). Beneficial ownership (and other information in this footnote) is as of December 31, 2013. BlackRock, Inc. beneficially owns 13,465,749 shares of common stock, for which it has sole voting power with respect to 12,957,063 shares of common stock and sole dispositive power with respect to 13,465,749. The principle office address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)	As reported by RA Capital Management, LLC (“RA Capital Management”) on Schedule 13G as filed on February 14, 2014. RA Capital Management, RA Capital Healthcare Fund, L.P. (“RA Capital Healthcare”) and Peter Kolchinsky, the manager of RA Capital Management, which is the investment adviser and sole general partner of RA Capital Healthcare and serves as the investment adviser to a separate discretionary account. RA Capital Management beneficially owns 10,811,888 shares of Common Stock, RA Capital Management, as the investment adviser and sole general partner of RA Capital Healthcare and investment adviser to an account owned by a separate investment vehicle which holds shares of the Company’s Common Stock, and Mr. Kolchinsky as the manager of RA Capital Management, each beneficially own 10,811,888 shares of Common Stock of the Company. The principle office address of RA Capital is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(7)	Includes 100,000 shares of Common Stock issuable upon the exercise of options.

(8)	Includes 530,000 shares of Common Stock issuable upon the exercise of options. Also includes 4,000 shares owned of record by Gary Evans Custodian for Dustin Evans UTMA/TX and 4,000 shares owned by record by Gary Evans Custodian for Casey Evans UTMA/TX.

(9)	Includes 175,000 shares of Common Stock issuable upon the exercise of options.

(10)	Consists of 9,500,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.

(11)	Includes 390,000 shares of Common Stock issuable upon the exercise of options.

(12)	Includes 1,270,000 shares of Common Stock issuable upon the exercise of options.

(13)	Mr. Driscoll’s employment with the Company ended on May 17, 2013. The information regarding Mr. Driscoll reflected in the table is based solely upon information obtained from Company records.

(14)	Includes 510,500 shares of Common Stock issuable upon the exercise of options.

(15)	Includes 212,500 shares of Common Stock issuable upon the exercise of options.

(16)	Consists of 175,000 shares of Common Stock issuable upon the exercise of options and 16,667 shares of restricted stock that are not yet vested.

(17)	Represents the Directors and Executive Officers of the Company as of April 16, 2014 and does not include Mr. Driscoll who was not an Executive Officer as of such date.

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INFORMATION REGARDING THE BOARD OF DIRECTORS, CERTAIN COMMITTEES AND CORPORATE GOVERNANCE MATTERS

On March 6, 2014, the Board determined, upon a recommendation by the Nominating and Corporate Governance Committee, that, with the exception of Dr. Modi and Mr. Erck, all of the members of the Board are “independent” directors, as that term is defined in NASDAQ listing standards. Mr. Erck is currently the Chief Executive Officer of the Company. Dr. Modi is not an “independent” director due to his interest in Cadila and the joint venture it has with the Company, as described in the section titled “Certain Relationships and Related Transactions.”

The Board met five (5) times during 2013 and acted by written consent in lieu of a meeting two (2) times. In addition, the non-employee directors met five (5) times in executive session during the same period. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board they were eligible to attend and the total number of meetings held by all committees on which they served.

Recognizing that director attendance at the Company’s annual meetings of stockholders provides stockholders with an opportunity to communicate with members of the Board, Novavax strongly encourages (but does not require) members of the Board to attend such meetings. Drs. Douglas, Modi, and Young and Messrs. Erck, Evans, Marsh, and McManus, constituting the entire Board, attended the 2013 Annual Meeting of Stockholders.

Leadership Structure and Risk Oversight

The Board has elected to separate the roles of Chief Executive Officer and Chairman of the Board. On April 19, 2011, Mr. Erck was elected to the role of President and Chief Executive Officer and Dr. Young was elected as Chairman of the Board. Mr. Erck served as Executive Chairman from February 2010 until April 19, 2011. Before being elected as Chairman of the Board, Dr. Young served as a member of the Board from April 2010 until April 19, 2011.

The Chief Executive Officer and Chairman work closely together to execute the strategic plan of the Company. The Chairman mentors and advises the senior scientific team, provides an extensive network of contacts, and reports regularly to the Board. The Company believes that the combination of Mr. Erck as the President and Chief Executive Officer and Dr. Young as the Chairman of the Board is an effective leadership structure for the Company. The additional avenues of communication between the Board and management associated with having Dr. Young serve as Chairman provides the basis for the proper functioning of the Board and its oversight of management.

Management of the Company is primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to mitigate those risks. The Nominating & Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to incentive compensation programs and key employee retention issues. The Board committees are chaired by independent directors and, at each Board meeting, each of the committee chairmen delivers a report to the full Board on the activities and decisions made by the committees at recent meetings. There is also a significant amount of cross-over of the membership of the various committees, allowing information to flow freely outside of a full board meeting.

Board Committees

The Board currently has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Corporate Governance Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and “the Audit Committee Report” included in this Proxy Statement. The members of the committees are shown below.

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Director	Audit Committee	Compensation Committee	Finance Committee	Nominating and Corporate Governance Committee
Richard H. Douglas, Ph.D	Member	Member	Member	—
Stanley C. Erck	—	—	Member	—
Gary C. Evans	Member	—	Chair	Chair
John O. Marsh, Jr., J.D	—	Member	—	Member
Michael A. McManus, Jr., J.D	Chair	Member	Member	Member
Rajiv I. Modi, Ph.D	—	—	—	—
James F. Young, Ph.D	—	Chair	—	Member

Audit Committee

Each Audit Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Code, and an “independent director,” as defined by the listing standards of NASDAQ. The Board has determined that each of Mr. McManus and Mr. Evans qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC, and is financially sophisticated as required by the listing standards of NASDAQ. The Audit Committee met five (5) times in 2013 and did not act by written consent in lieu of a meeting.

The Audit Committee acts pursuant to a written charter as adopted by the Board. A current copy of the charter is available on the Company’s website at www.novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement. In 2013, the Audit Committee reviewed and approved its charter in its current form.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. To this end, the Audit Committee meets with the Company’s independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent registered public accounting firm and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors, and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls, and auditing matters. The Audit Committee regularly meets with both the Company’s management and its independent auditor collectively and, at times, independently and without the other present, and meets in executive session without management or the independent auditor present.

Compensation Committee

Each Compensation Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Code, and an “independent director,” as defined by the listing standards of NASDAQ, including the heightened standards that apply to compensation committee members. The Compensation Committee is tasked with meeting at least four times during the year, and more frequently, if necessary. During 2013, the Compensation Committee met five (5) times and did not act by written consent in lieu of a meeting.

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The Compensation Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Compensation Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2013, the Compensation Committee reviewed and approved its charter in its current form.

The Compensation Committee reviews and recommends salaries and other compensatory benefits for the employees, executive officers, and directors of Novavax. The Compensation Committee also recommends actions to administer the Company’s equity incentive plans and recommends stock option grants and other awards for employees, executive officers, and directors of Novavax.

As set forth in its charter, the Compensation Committee’s authority and responsibilities include but are not limited to:

•	providing advice and guidance with respect to the Company’s compensation strategy and philosophy;

•	evaluating and providing recommendations regarding executive compensation programs tied to the strategic and financial objectives of the Company and which will motivate and incentivize executives by tying their compensation to the Company’s performance and stockholder returns;

•	reviewing and recommending to the Board the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, annually evaluating the Chief Executive Officer’s performance, and recommending to the independent members of the Board the Chief Executive Officer’s total compensation package;

•	annually reviewing and making recommendations regarding executive officers and senior management compensation; and

•	evaluating and making recommendations annually regarding the appropriate level and form of compensation for members of the Board and its committees.

The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms of such consultants or advisors.

The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The Chairman of the Compensation Committee is responsible for leadership of the Compensation Committee and sets meeting agendas.

The Compensation Committee may request that any executive officer or employee of the Company, outside counsel, or consultant attend Compensation Committee meetings or confer with any members of, or consultants to, the Compensation Committee. The Compensation Committee is supported in its efforts by the Company’s legal and human resources teams, to which the Compensation Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Chairman gives performance assessments and compensation recommendations for the Chief Executive Officer. The Compensation Committee considers the Chief Executive Officer’s and the Chairman’s recommendations and the information provided by the human resources team in its deliberations regarding executive compensation and sets the compensation of the executive officers based on such deliberations and recommends that the Board ratify such compensation. The Chief Executive Officer and the Executive Director of Human Resources and Administration generally attend Compensation Committee meetings but are not present for executive sessions or any discussion of their own compensation.

Finance Committee

With the exception of Mr. Erck, each Finance Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Code, and an “independent director,” as defined by the listing standards of NASDAQ. The Finance Committee did not meet during the 2013 fiscal year and took no action by written consent in lieu of a meeting.

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The Finance Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Finance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement. In 2013, the Finance Committee did not approve any revisions to its charter.

The purpose of the Finance Committee is to assist the Board with its responsibilities and provide advice to senior management of the Company relating to the financial condition and the equity and debt capital raising strategies and activities of the Company, oversight of the Company’s investment and cash management policies, all in the context of the Company’s overall strategic business plan and to carry out such other functions as the Board may from time to time authorize. In 2013, the Finance Committee did not meet as a committee, as all such functional activity was conducted by the Board.

Nominating and Corporate Governance Committee

Each Nominating and Corporate Governance Committee member is an “independent director,” as defined by the listing standards of NASDAQ. The Nominating and Corporate Governance Committee met three (3) times during 2013 and took no action by written consent in lieu of a meeting.

The Nominating and Corporate Governance Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Nominating and Corporate Governance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2013, the Nominating and Corporate Governance Committee reviewed and approved its charter in its current form.

As provided in the charter, the primary function of the Nominating and Corporate Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics and handling such other matters as the Board or committee deems appropriate. The Nominating and Corporate Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.

As noted above, it is the Nominating and Corporate Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Nominating and Corporate Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.

Nomination Procedures

Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s By-laws, which procedures did not change during the last fiscal year. As set forth in the By-laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of this year’s Annual Meeting; provided, however, that in the event that the date of the current year’s Annual Meeting of the stockholders is more than 30 days before or after the anniversary date of the prior year’s annual meeting of the stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first. .

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The notice must set forth as to each proposed nominee:

•	name, age, business and residence address;

•	his or her principal occupation or employment;

•	the class and number of shares of capital stock and other securities of the Company, if any, which are beneficially owned by such nominee and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person with respect to the Company’s securities; and

•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations, or is otherwise required, in each case pursuant to applicable law.

The notice must also set forth with respect to the stockholder giving the notice and each Stockholder Associated Person:

•	the name and address, as they appear on the Company’s books, of such stockholder;

•	a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and each Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand;

•	the class and number of shares of capital stock and other securities of the Company that are owned by such person; and

•	any derivative positions held of record or beneficially by such person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person, with respect to the Company’s securities.

In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, and such completed questionnaire shall be submitted promptly, and in any event within 10 days, after the Company provides the form of such questionnaire. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Nominations received through this process will be forwarded to the Nominating and Corporate Governance Committee for review.

The Nominating and Corporate Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications, to ensure that the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Nominating and Corporate Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the Nominating and Corporate Governance Committee will evaluate director candidates with those identified skills. While the Nominating and Corporate Governance Committee does not have a formal policy on Board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences, and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences, and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. The Nominating and Corporate Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience, and scientific or medical education and experience, particularly in vaccine-related fields.

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While there are no set minimum requirements, a candidate should:

•	be intelligent, thoughtful, and analytical;

•	possess superior business-related knowledge, skills, and experience;

•	reflect the highest integrity, ethics, and character;

•	have excelled in both academic and professional settings;

•	demonstrate achievement in his or her chosen field;

•	be free of actual or potential conflicts of interest;

•	have the ability to devote sufficient time to the business and affairs of the Company; and

•	demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.

In addition to the above criteria (which may be modified from time to time), the Nominating and Corporate Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Nominating and Corporate Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.

The Nominating and Corporate Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management, and stockholders, as well as through business and other organizational networks. To date, the Nominating and Corporate Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Nominating and Corporate Governance Committee also must consider the age and length of service of incumbent directors. In March 2005, the Nominating and Corporate Governance Committee recommended to the Board, and the Board adopted, a rule not to re-nominate a director for re-election if such director has served ten years as a director or has reached 75 years of age, unless circumstances exist which cause the Nominating and Corporate Governance Committee to believe that despite such factors, such a nomination was in the best interest of the Company. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Nominating and Corporate Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate of nominees is selected, the Nominating and Corporate Governance Committee presents it to the full Board.

Code of Business Conduct and Ethics

The Board adopted a written Code of Business Conduct and Ethics in March 2004, most recently amended in June 2011, which applies to each of Novavax’ employees, executive officers, and directors, including, but not limited to, the Company’s Chief Executive Officer and Chief Financial Officer. Each of Novavax’ employees, executive officers, and directors are required to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. The Code of Business Conduct and Ethics is reviewed at least annually by the Nominating and Corporate Governance Committee. A current copy of the Code of Business Conduct and Ethics is posted on Novavax’ website at novavax.com. Novavax intends to disclose on its website the nature of any future amendments to and waivers of the code that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, and persons performing similar functions.

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Stockholder Communications with the Board of Directors

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. Communications by email should be addressed to ir@novavax.com and marked “Attention: Corporate Secretary” in the “Subject” field. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.

Certain Relationships and Related Transactions

The Company’s Code of Business Conduct and Ethics provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any indebtedness of such individuals to the Company and transactions between Novavax and either the director or officer personally, members of their immediate families or entities in which they have an interest. In evaluating related party transactions, our Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

Dr. Modi, a director of Novavax, is also a managing director of Cadila Pharmaceuticals Ltd. (“Cadila”). Novavax and Cadila have formed a joint venture called CPL Biologicals Private Limited (“CPL Biologicals”), of which Novavax owns 20% and Cadila owns the remaining 80%. Novavax and Cadila have also entered into a master services agreement, the terms of which provide that if, by March 2015, the amount of services provided by Cadila under the agreement is less than $7.5 million, the Company will pay Cadila the portion of the shortfall amount that is less than or equal to $2.0 million and 50% of the portion of the shortfall amount that exceeds $2.0 million. Through December 31, 2013, the Company has purchased $3.0 million in services from Cadila pursuant to this agreement. In addition, as of April 16, 2014, a subsidiary of Cadila owns 9.5 million shares of Novavax’ outstanding Common Stock. See also the information regarding the master services agreement in Note 17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 12, 2014.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Novavax. No director, executive officer, nominee, or any associate of any of the foregoing has any interest, direct or indirect, in any proposal to be considered and acted upon at the Annual Meeting (other than the election of directors).

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was at any time during 2013 an employee or executive officer of Novavax. Mr. Marsh served as interim Chief Executive Officer of the Company from July 1996 to March 1997.

No executive officer of the Company currently serves, or during 2013 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

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Compensation of Directors

Compensation for non-employee directors is comprised of two components: (i) cash compensation and (ii) equity awards.

Cash Compensation

During 2013, outside directors were entitled to receive an annual retainer of $25,000 and inside directors were entitled to receive an annual retainer of $10,000. The chairs of each of the Audit, Compensation, Finance, and Nominating & Corporate Governance Committees were entitled to receive additional annual retainers of $12,500, $7,000, $7,000, and $7,000, respectively; while directors serving on a committee, other than as chairman, were entitled to receive an additional annual retainer of $4,000 for each of the Audit, Compensation, Finance, and Nominating & Corporate Governance Committees. During 2013, the directors, other than Dr. Modi and Mr. Erck, received $2,000 for each in-person Board meeting attended and $1,000 for each Board meeting attended by telephone (provided such meeting lasted longer than 30 minutes). All directors are reimbursed for reasonable costs and expenses incurred in connection with attending any Board and committee meetings or any other Company related business activities.

Equity Awards

At its meeting on March 2, 2013, the Board granted options to purchase 30,000 shares of Company Common Stock to each of Messrs. Evans, Marsh, and McManus, and Dr. Douglas. Dr. Young was granted an option to purchase 75,000 shares of Company Common Stock. All of the options have an exercise price of $1.83 per share and will vest in full six months after the date of grant.

Summary Director Compensation Table

The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal year 2013:

	Fees
	Earned or
	Paid in	Stock	Option	All Other
	Cash(1)	Awards(2)	Awards(2)	Compensation	Total
Name	($)	($)	($)	($)	($)
Richard H. Douglas, Ph.D	48,000	—	36,162	—	84,162
Stanley C. Erck(3)	—	—	—	—	—
Gary C. Evans	54,000	—	36,162	—	90,162
John O. Marsh, Jr., J.D	43,000	—	36,162	—	79,162
Michael A. McManus, Jr., J.D	59,500	—	36,162	—	95,662
Rajiv I. Modi, Ph.D(4)	—	—	—	—	—
James Young, Ph.D	71,000	—	90,405	—	161,405

____________

(1)	Represents fees earned in 2013.

(2)	The grant date fair value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 12, 2014.

(3)	The Company does not pay employee directors additional compensation for service on the Board.

(4)	Due to his relationship with Cadila and the joint venture, and the commercial transactions between Novavax and those companies, Dr. Modi did not receive compensation for his services as a director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and holders of more than 10% of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of the (i) copies of such reports (and any amendments thereto) furnished to the Company during or with respect to 2013 or (ii) written representations that no reports were required, the Company believes that during 2013 its executive officers, directors, and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides the Company’s equity compensation plan information as of December 31, 2013. Under this plan, the Company’s Common Stock may be issued upon the exercise of options. See also the information regarding stock options in Note 14 to the Company’s consolidated financial statements for the year ended December 31, 2013, included in the Company’ s Annual Report on Form 10-K filed with the SEC on March 12, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders(1)	11,976,250	$1.93	8,463,969
Equity compensation plans not approved by security holders	N/A	N/A	N/A

_____________

(1)	Includes the 2005 Plan, 1995 Plan, and ESPP.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of Novavax’ Named Executive Officers for 2013. The Named Executive Officers in 2013 were Stanley C. Erck, President and Chief Executive Officer, Barclay A. Phillips, Senior Vice President, Chief Financial Officer and Treasurer, Frederick W. Driscoll, Former Vice President, Chief Financial Officer & Treasurer, Dr. Gregory M. Glenn, Senior Vice President, Research and Development, Dr. Timothy Hahn, Senior Vice President, Manufacturing and Product Development, and Mr. Russell P. Wilson, Senior Vice President, Business Development (collectively, the “Named Executive Officers”).

The CD&A considers the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2013 and the various elements of compensation paid to the Named Executive Officers for services during 2013.

Executive Compensation Philosophy

Novavax’ compensation program is designed to attract, retain and reward a performing workforce in a highly competitive recruitment and retention market to achieve the Company’s mission, vision, and goals. This philosophy is reflected in the components of the Company’s compensation program, and includes:

•	providing a competitive salary upon hire;

•	a performance management process that defines objectives, tracks employee performance, and ties into the reward process through salary increases and incentive bonuses;

•	an annual merit increase plan that rewards the individual employee’s contribution for the fiscal year;

•	individual promotions that reward strong performance;

•	an annual incentive bonus that rewards individual and Company performance;

•	an equity incentive plan that provides initial grants upon hire and additional grants for promotions, strong performance, and retention of high potential personnel; and

•	a market competitive, comprehensive benefits plan.

The Compensation Committee believes that these components provide many tools for retaining and rewarding high performing employees and covers the wide spectrum of employment needs. We conducted our first advisory vote on executive compensation at our 2011 Annual Meeting of Stockholders. While this vote was not binding on us, our Board and our Compensation Committee value the opinions of our stockholders. At our 2011 Annual Meeting of Stockholders, more than 96% of the votes cast on the advisory vote on executive compensation proposal were in favor of our named executive officer compensation as disclosed in our proxy statement, and, as a result, our named executive officer compensation was approved. We view this support as an affirmation of our pay practices; consequently, the vote did not cause us to change the approach to executive compensation described above.

Objectives of the Compensation Program

Attract and retain highly qualified executives.

The Compensation Committee believes that the compensation program for Novavax’ Named Executive Officers should be designed to attract, motivate, and retain highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the Named Executive Officers with the interests of the Company’s stockholders. Within this overall philosophy, the Compensation Committee’s objectives are to:

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•	offer a total compensation program that enables Novavax to attract, motivate, and retain, from a limited pool of resources, individuals who are highly experienced with a proven track record of success, and to provide total compensation that is competitive with the Company’s peers within the biotechnology and pharmaceutical industry;

•	achieve an equitable balance in the compensation offered to each member of the executive team;

•	provide annual variable cash incentive awards that take into account the achievement of individual performance criteria based on the Company’s performance goals; and

•	make a significant portion of Named Executive Officers’ compensation dependent on Novavax’ long-term performance and on enhancing stockholder value by providing appropriate long-term, equity-based incentives and encouraging stock ownership.

Reflect performance and reward high performance.

The Compensation Committee believes that a significant portion of a Named Executive Officer’s total compensation should reflect overall Company performance and individual performance. Incentives are based on meeting criteria in each of these categories and reflect the Named Executive Officer’s overall contribution to the Company.

Reward Named Executive Offıcers for meeting Novavax’ strategic goals and objectives.

The compensation program rewards the Company’s Named Executive Officers for achieving specified performance goals, building stockholder value, and maintaining long-term careers with Novavax. The compensation program is designed to reward these three aspects because the Compensation Committee believes it will motivate the executive team to make balanced annual and long-term decisions resulting in financial performance, scientific and product development innovations, and the achievement of the strategic business objectives.

Align Named Executive Offıcers’ goals with Novavax’ stockholders’ goals.

The Compensation Committee believes that Novavax’ long-term success depends upon aligning executives’ and stockholders’ interest. To support this objective, Novavax provides the Named Executive Officers with equity accumulation opportunities, by awarding stock options and restricted stock. Generally, restricted stock and stock option grants vest over four years, although certain options granted in 2010 have a three year vesting period. This vesting period supports long-term retention of Named Executive Officers because Named Executive Officers cannot exercise the options or sell shares of restricted stock until they have vested. At times, the Company may award stock options or restricted stock that vest as an executive achieves certain milestones or to incentivize the achievement of strategic Company goals within that executive’s area of responsibility.

Oversight and Operation of the Executive Compensation Program

The Compensation Committee is appointed by the Board to assist the Board with its responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Information Regarding the Board of Directors, Certain Committees and Corporate Governance Matters — Compensation Committee” beginning on page 21 of this Proxy Statement.

The Chief Executive Officer (the “CEO”) evaluates and provides performance assessments and compensation recommendations for each Named Executive Officer other than himself to the Compensation Committee. The Chairman of the Company’s Board of Directors, evaluates the CEO’s performance and makes compensation recommendations for the CEO to the Compensation Committee. In March 2013, Dr. Young performed a comprehensive review of Mr. Erck’s performance. The Compensation Committee considers the CEO’s and the Chairman’s recommendations and information provided by the human resources team (described below) in its deliberations regarding executive compensation and recommends to the Board the compensation of the Named Executive Officers based on such deliberations. The Board determines the compensation based on the recommendation of the Compensation Committee. In 2013, the CEO and the Executive Director of Human Resources and Administration generally attended Compensation Committee meetings, but were not present for executive session or any discussion of their own compensation.

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Setting Executive Compensation

Compensation packages for each Named Executive Officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, the Company’s human resources team performs an analysis, considering the goals of market competitiveness, the executive’s performance and contribution to the Company, and internal equity. The human resources team then surveys each Named Executive Officer’s current compensation against the 50th percentile of Survey Data, which is described in further detail below. The Compensation Committee believes this is a common reference among biotechnology companies similar in size to Novavax and therefore the Company remains competitive by targeting the 50th percentile of the Survey Data. At any time, the Compensation Committee and the Board may request additional information from the human resources team.

Survey Data

When setting the compensation for the Named Executive Officers for 2013, the human resources team and the Compensation Committee reviewed wage survey data specific to the life sciences industry. The survey utilized by the human resources team is the Radford Global Life Sciences Survey (the “Survey Data”). The Radford Global Life Sciences Survey provides total compensation and practices data for multinational life sciences companies for 575+ companies and more than 200,000 individuals. Global market data is available for 25 countries and positions at the executive, management, professional, sales, and support levels, as well as overall compensation practices. Target industries include biotechnology, pharmaceutical, medical device, diagnostic and clinical research organizations. The Radford Global Life Sciences Survey is the primary source of reference data used.

The Survey Data is used to determine whether or not a Named Executive Officer’s salary and bonus opportunity are competitive within the industry.

Internal Equity

The Compensation Committee considers internal equity when determining compensation to ensure that the Company is fair in its compensation practices across all levels and to ensure that there is no discrimination in compensation practices among the protected classes. The Compensation Committee provided certain adjustments in 2010 to provide for internal equity and market competitiveness.

Total Direct Compensation Report

In 2013, the Compensation Committee engaged LCG Group Compensation & HR Consulting (“LCG”), to review and analyze its current compensation programs and to make recommendations regarding the appropriateness of its current compensation strategy and practices, the competitiveness of each component of compensation, and whether modifications should be made to its annual incentive plan and stock option grant approach. LCG first performed such services for the Company in 2010 and has provided similar services in subsequent years, including 2013. In addition, LCG reviewed the competitiveness of long-term incentives, assessed the metrics used to reward executives and Board members, and assessed the mix of equity grants to correctly align risk and performance with long-term incentives. The consultant was authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s human resources, legal, and finance departments in connection with the consultant’s work for the Compensation Committee. The consultant conducted a review of the total compensation of the Company’s executive officers and prepared a report for review by management and subsequently by the Compensation Committee that was used in determining appropriate levels of compensation for the Company’s executive officers for 2014. As required by rules adopted by the Securities and Exchange Commission under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Compensation Committee engaged LCG after assessing LCG’s independence, including taking into consideration the fact that LCG does not provide any services to the Company other than those requested by the Compensation Committee and the absence of any significant business or personal relationships between LCG and members of the Compensation Committee and any executive officer of the Company. Based upon this assessment, it was determined that the engagement of LCG does not raise any conflicts of interest or similar concerns.

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What the Compensation Program is Designed to Reward

Company Performance

The executive compensation program is designed to reward both individual performance and Company performance. A significant portion of a Named Executive Officer’s total compensation package is based on the Company’s performance and the achievement of certain corporate goals. Because of the key roles the Named Executive Officers play in the success of the Company, a significant portion of the achievement of corporate goals is reflective of the Named Executive Officers’ individual performance. During 2013, the Board and the Company’s senior executives jointly developed a set of objectives for 2013 which were based on the Company’s strategic plan (the “2013 Objectives”). These objectives include:

•	advancing the seasonal influenza and pandemic vaccine programs under a development plan in accordance with the HHS BARDA contract;

•	advancing discovery and pre-clinical programs towards Phase 1 clinical trials;

•	developing the respiratory syncytial virus (“RSV”) vaccine manufacturing process for Phase 2 clinical trials and completing clinical studies in the elderly and women of child-bearing age;

•	managing current partnerships and acquiring new products and/or technologies;

•	advancing and supporting clinical and pre-clinical product candidates at the Company’s joint venture with CPL Biologicals;

•	moving and validating GMP at our Gaithersburg manufacturing facility; and

•	completing financing to end 2013 with 18 months of cash.

Individual Performance

For 2013, the CEO reviewed and evaluated the performance of the other Named Executive Officers and set performance goals and objectives for the following year. This review was conducted in the first quarter of the year. For 2013, the Chairman of the Board reviewed and evaluated the performance of the CEO. The performance goals and objectives for the CEO were the same as the annual corporate objectives based on the strategic plan. Each of the Named Executive Officers was evaluated on the competencies of teamwork, results orientation, business ethics, accountability, business process improvement, leadership, personnel development, staff communication, and treatment of employees.

In addition, each executive officer has additional individual goals to support the 2013 Objectives or to further the Company’s strategic plan. More specifically:

•	Mr. Phillips, and Mr. Driscoll before him, had individual goals for activities needed to achieve the corporate 2013 Objective of completing financings (e.g., evaluate financing options, prepare analyses, and seek to consummate transaction), and individual operational goals such as ensuring compliance with Sarbanes-Oxley procedures, financial closing procedures, and audit compliance;

•	Dr. Glenn had individual goals for activities needed to achieve the corporate 2013 Objectives of advancing the seasonal and pandemic vaccine programs, developing the RSV vaccine manufacturing process for Phase 2 clinical trials and completing clinical studies in the elderly and women of child-bearing age, and advancing the Company’s discovery and pre-clinical programs towards Phase 1 clinical trials;

•	Dr. Hahn had individual goals for activities need to achieve the corporate 2013 Objectives of meeting RSV vaccine manufacturing process and influenza vaccine development and manufacturing parameters, supporting manufacturing activities of new product candidates at the Company’s joint venture in India, and moving and validating GMP at our Gaithersburg manufacturing facility; and

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•	Mr. Wilson had individual goals for conducting (i) business activities needed to achieve all of the corporate 2013 Objectives, (ii) managing current partnerships and (iii) acquiring new products and/or technologies.

Based on the performance evaluations, each Named Executive Officer is given a performance rating. The performance rating determines the amount of any merit salary increase and adjustments to the incentive cash bonus awards and equity awards. The performance ratings used by the Company include Outstanding, Exceeds Expectations, Meets Expectations, and Improvement Needed. All of the Named Executive Officers received a performance rating of at least “Exceeds Expectations.”

Elements of Compensation

The Compensation Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long-term goals and objectives, and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: base salary, a cash incentive bonus program, and equity awards. The Compensation Committee believes that these three elements are the most effective combination to motivate and retain the Named Executive Officers.

The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time, and to align the interests of the Named Executive Officers with the interests of the stockholders. Although equity compensation is an important component of the compensation program, particularly with respect to creating long-term stockholder value, in 2013, the Compensation Committee has focused on ensuring that Named Executive Officer base salaries and bonus opportunities were in line with the median average salaries and annual incentives for comparable positions within the biotechnology industry.

Base Salary

The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long-term.

The Company provides an annual salary to each Named Executive Officer designed to reflect each person’s level of responsibility, expertise, skills, knowledge, and experience, which the Compensation Committee compares to other comparable companies within the biotechnology and pharmaceutical industry and adjusts as appropriate, to assist the Company in retaining this expertise, skill, and knowledge at Novavax. Merit increases are typically awarded effective April 1st of each year, reflecting performance for the previous year. The increases were determined by an annual performance review in light of the individual’s 2013 performance goals and achievement of Company objectives, as well as by reference to the Survey Data. Salary increases were provided April 1, 2013. The base salaries for these Named Executive Officers were:

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Executive	Base Salary ($)	Percentage Increase in Base Salary from December 31, 2012
Stanley C. Erck	451,000	2.5
Barclay A. Phillips(1)	300,000	—
Frederick W. Driscoll(2)	307,744	3.0
Gregory M. Glenn, M.D	374,132	2.5
Timothy J. Hahn, Ph.D	286,252	2.5
Russell P. Wilson	319,262	2.5

______________

(1)	Mr. Phillips was hired as the Company’s Senior Vice President, Chief Financial Officer and Treasurer in June 2013.

(2)	Mr. Driscoll’s employment with the Company ended in May 2013.

Incentive Cash Bonus

The incentive cash bonus program is designed to motivate and reward the Named Executive Officers for the achievement of specific corporate goals. The purpose of the incentive cash bonus program is to align company, departmental, and individual goals throughout the Company and to provide an incentive that further ties individual contribution and teamwork to compensation. At the time that the Board approved the 2013 Objectives, the Board also weighted each objective. The Board assigns a percentage to each objective (where 100% means an objective has been fully met by the Company) which reflects the Board’s determination as to whether the Company achieved an objective, failed to meet an objective, partially met an objective or exceeded an objective. In some instances, the Board uses its discretion to make such determinations, and in doing so will look at other performance factors, mitigating circumstances, and other material successes or missed opportunities. The Board then assesses the overall percentage achieved by the Company against all of its objectives in determining the cumulative percentage.

On February 3, 2014, the Compensation Committee reviewed the Company’s performance related to its 2013 Objectives. The following table summarizes its conclusions regarding these objectives:

2013 Objective	Weight	Achievement	Percent	Explanation
Advance seasonal and pandemic influenza vaccine programs under development plan	25%	Partially met objective	21.88%	Success in H7N9 clinical trial conducted in Australia, however additional time and effort required before manufacturing of S206 clinical trial material

Advance discovery and pre-clinical programs towards Phase 1	5%	Exceeded objective	6.67%	Pre-clinical package for combination product as well as support of H7N9

Develop the RSV vaccine manufacturing process for Phase 2 clinical trials and completing clinical studies in the elderly and women of child-bearing age	20%	Met objective	20%	Met clinical trial parameters while successfully manufacturing for and initiating Phase 2 clinical trial

Manage current partnerships and acquiring new products and/or technologies	10%	Exceeded objective	10.63%	Successful acquisition of Isconova AB and related adjuvant programs, while managing its collaboration with LG Life Sciences, and gaining additional PATH funding of RSV maternal program

Advance and support clinical and pre-clinical product candidates at the Company’s joint venture with CPL Biologicals	20%	Partially met objective	17.5%	Achieved pre-clinical and clinical goals in influenza, although the rabies clinical trial approval was delayed to 2014

Move and validate GMP at Gaithersburg manufacturing facility	10%	Met Objective	10%	GMP facility qualification and validation objectives met.

Complete financing to end 2013 with 18 months of cash	10%	Exceeded objective	20%	Company raised approximately $130M in 2013.

Total	100%		106.68%

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On March 6, 2014, upon recommendation of the Compensation Committee, the Board determined that incentive bonuses would be awarded for 2013 based on achievement of 106.68% of the 2013 Objectives. In doing so, the Board exercised discretion in ascribing additional value to the Company’s achievement of a number of critical tasks in 2013, including achievement of exceptional results in its objectives related to the H7N9 pandemic influenza trial, the acquisition of Isconova AB in Sweden, and the successful financing activities conducted during 2013.

The target bonus is based upon a percentage of the Named Executive Officer’s base salary. The target bonus percentages are determined based on market data and the ultimate amount of any bonus is at the discretion of the Board. The 2013 bonus targets were as follows:

Executive	Percentage of Base Salary
Stanley C. Erck.	50
Barclay A. Phillips	35
Frederick W. Driscoll	35
Gregory M. Glenn, M.D	35
Timothy J. Hahn, Ph.D	35
Russell P. Wilson	35

The CEO’s bonus is based solely on the achievements of the 2013 Objectives and the discretion of the Board. The Compensation Committee believes the higher the individual’s position within Novavax, the more closely his or her bonus award should be tied to the Company’s success. For all of the other Named Executive Officers, the Compensation Committee considers both corporate achievements, as well as individual performance. To be eligible for a bonus, the Named Executive Officers must achieve at least a “Meets Expectations” on his or her annual performance review. For these Named Executive Officers (other than the CEO), 80% of the bonus is based on corporate achievement and 20% of the bonus is based on individual performance.

Equity Awards

Equity incentive awards are a fundamental element in the executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and key executives. In addition, they are crucial to a competitive compensation program for Named Executive Officers because they act as a powerful retention tool. The Compensation Committee views the Company as still facing significant risk, but with a potential for a high upside. Equity incentive awards are designed to provide the most meaningful component of executive compensation. The Named Executive Officers are motivated by the potential appreciation in the stock price above the exercise price of the stock options. To encourage continued employment, stock option grants to the Named Executive Officers typically include options that require the executive to remain a Novavax employee for four years before the options are fully vested. In addition, the Compensation Committee may award options that vest as the Named Executive Officer achieves certain milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.

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Equity incentive awards may include stock options, stock appreciation rights, restricted or unrestricted stock awards, restricted stock units, and any other stock based awards under Section 162(m) of the Code. Traditionally, the Company grants stock options as the primary form of equity compensation, but does, at times, grant restricted stock. Restricted stock grants are used at times to attract and retain key executive officers. Restricted grants are typically based on critical milestones to be achieved over a period of time or vest over three years.

Annual stock option grants are awarded to the Named Executive Officers at the discretion of the Compensation Committee. The Compensation Committee considered Company performance, competitive data, and the individual’s scope of responsibility and continuing performance.

To be eligible to receive an award of stock options, the Named Executive Officer must have an overall performance rating of at least “Meets Expectations.”

The stock options awarded to the Named Executive Officers in 2013 were awarded in amounts recommended in the Radford Compensation Survey and vest over four (4) years.

The Named Executive Officers also have the ability to participate in the Company’s ESPP.

Perquisites and Other Personal Benefits

The Company provides the Named Executive Officers with certain perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with the overall compensation program and with competitive practice in the industry. All of the Named Executive Officers are eligible to participate in the Company’s employee benefit plans, including health, dental, and vision insurance, a prescription drug plan, flexible spending accounts, short and long-term disability, life insurance, and a 401(k) plan. These plans are offered to all employees and do not discriminate in favor of Named Executive Officers.

Employment Agreements and Severance Benefits

As of December 31, 2013, the Company had employment agreements in place with the following Named Executive Officers: Drs. Glenn and Hahn, and Messrs. Erck, Phillips, and Wilson. The employment agreements provide for certain payments if the Named Executive Officer is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” All of the Named Executive Officers are “at will” employees.

The Company has established a Change in Control Severance Benefit Plan, which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company amid the uncertainty that often accompanies efforts to consummate a corporate sale or similar transaction that may enhance stockholder value. All of the Named Executive Officers participate in the Change in Control Severance Benefit Plan.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits to $1 million the amount a company may deduct for compensation paid to its CEO and any of its other three named executive officers (excluding the chief financial officer). This limitation, however, does not apply to compensation meeting the definition of qualifying performance-based compensation within the meaning of Section 162(m). The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) in designing our executive compensation program. The Compensation Committee, however, believes that a compensation program that attracts and retains highly qualified executives and rewards them for their achievements is necessary for our success and, therefore, is in the best interests of the Company and our stockholders. Accordingly, the Compensation Committee believes that in establishing the cash and equity incentive compensation program for the Company’s executive officers, the potential deductibility of the compensation payable under that program should only be one of a number of relevant factors taken into consideration. Consequently, the Compensation Committee may pay or provide compensation in excess of $1 million that is not exempt from the deduction limitations under Section 162(m).

Anti-Hedging Policy

Our insider trading policy prohibits all directors and officers from pledging or engaging in hedging or similar transactions in our stock, such as prepaid variable forwards, equity swaps, collars, puts, calls, and short sales.

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SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2013, 2012, and 2011 by the Named Executive Officers.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)		Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Stanley C. Erck	2013	448,250	—		—	900,000	239,097	7,967	1,595,314
President & CEO	2012	430,000	—		—	612,990	198,000	1,357	1,242,347
	2011	370,417	—		—	905,760	138,906	1,187	1,416,270

Barclay A. Phillips(6)	2013	156,346	—		—	263,340	57,645	4,315	418,646
SVP, Chief Financial	2012	—	—		—	—	—	—	—
Officer & Treasurer	2011	—	—		—	—	—	—	—

Frederick W. Driscoll(7)	2013	115,530	—		—	150,000	—	46,442	311,972
Former, VP, Chief Financial	2012	296,605	—		—	102,165	95,522	2,543	496,835
Officer & Treasurer	2011	287,289	—		—	205,560	80,441	2,598	575,888

Gregory M. Glenn,	2013	371,850	—		—	150,000	137,103	6,944	665,897
M.D. SVP &	2012	362,349	—		—	102,165	116,691	1,972	583,177
Chief Medical Officer	2011	353,281	—		—	87,706	98,919	3,172	543,078

Timothy J. Hahn, Ph.D.(8)	2013	284,506	—		—	150,000	99,920	6,359	540,785
SVP, Manufacturing and	2012	278,203	—		—	102,165	89,581	—	469,949
Process Development	2011	142,326	—		—	156,520	39,851	—	338,697

Russell P. Wilson	2013	317,316	—		—	150,000	116,996	8,540	592,852
SVP, Business Development(9)	2012	311,107	—		—	17,028	100,176	3,605	431,916
	2011	49,183	58,310	(10)	69,500	198,575	13,771	—	389,339

(1)	Includes amounts earned, but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company’s 401(k) plan established under Section 401(k) of the Code.

(2)	Performance-based bonuses are generally paid under the Company’s incentive cash bonus program and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to any amount awarded under the incentive cash bonus program.

(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. Assumptions used in the calculation of this amount are included in Note 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 12, 2014.

(4)	Represents bonus amounts awarded in 2013, 2012, and 2011 under the Company’s incentive cash bonus program. For a description of the incentive cash bonus program, see page 35 in the Compensation Discussion and Analysis.

(5)	See the All Other Compensation table below for additional information.

(6)	Mr. Phillips was appointed as Senior Vice President, Chief Financial Officer and Treasurer on June 24, 2013.

(7)	Mr. Driscoll’s employment with the Company ended on May 17, 2013.

(8)	Dr. Hahn was hired as the Company’s Senior Vice President, Manufacturing in July 2011; beginning in October 2011 his title became Senior Vice President, Manufacturing and Process Development.

(9)	Mr. Wilson was hired as Senior Vice President, Business Development on November 7, 2011.

(10)	Represents a signing bonus.

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All Other Compensation

Novavax provides the Named Executive Officers with additional benefits, reflected in the All Other Compensation table below for 2013, that the Company believes are reasonable, competitive, and consistent with the Company’s overall executive compensation program. For more information regarding the perquisites paid by Novavax, see page 37 of the Compensation Discussion and Analysis.

Name	Company 401(k) Contributions(1) ($)	Other Compensation ($)	Total
Stanley C. Erck	7,967	—	7,967
Barclay A. Phillips	4,315	—	4,315
Frederick W. Driscoll(2)	6,352	40,090	46,442
Gregory M. Glenn, M.D	6,944	—	6,944
Timothy J. Hahn, Ph.D	6,359	—	6,359
Russell P. Wilson	8,540	—	8,540

(1)	Represents employer matching contributions to the Company’s 401(k) plan.

(2)	Mr. Driscoll received a payout of vacation time earned but not used prior to his termination.

GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth information with respect to option awards and other plan-based awards granted during the fiscal year ended December 31, 2013 to the Company’s Named Executive Officers:

	Estimated Future Payments Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number	All Other Stock and Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Threshold ($)	Target ($)	Over- Achievement ($)	Grant Date	of Shares of Stock or Unit (#)	Underlying Options (#)	Option Awards(2) ($/Sh)	and Option Awards(3) ($)
Stanley C. Erck	168,094	224,125	280,156	3/2/13	—	900,000	1.83	900,000
Barclay A. Phillips	41,041	54,721	68,401	6/24/13	—	300,000	2.03	263,340
Frederick W. Driscoll	—	—	—	3/2/13	—	150,000	1.83	150,000
Gregory M. Glenn, M.D.	97,611	130,148	162,685	3/2/13	—	150,000	1.83	150,000
Timothy J. Hahn, Ph.D.	74,683	99,577	124,471	3/2/13	—	150,000	1.83	150,000
Russell P. Wilson	83,295	111,061	138,826	3/2/13	—	150,000	1.83	150,000

(1)	If 75% of the 2013 Objectives were not achieved, a cash bonus may not have been paid. The bonus is capped at 125% achievement of the 2013 Objectives. The target amount of any bonus is, subject to Board discretion, prorated between the minimum 75% achievement of 2013 Objectives and the maximum 125% achievement. The target amount is based on the individual’s earned base salary for 2013 and represents 50% of Mr. Erck’s base salary, and 35% of the base salary of each of Mr. Phillips, Mr. Driscoll, Dr. Glenn, Dr. Hahn and Mr. Wilson.

(2)	Options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant which, under the Company’s 2005 Plan, is equal to the closing price of the Company’s Common Stock as reported on NASDAQ on the date of grant.

(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. Assumptions used in the calculation of this amount are included in Note 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 12, 2014.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to the Company’s Named Executive Officers as of December 31, 2013:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Option Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares that Have Not Vested(1) ($)
Stanley C. Erck	6/24/2009	20,000	—	2.44	6/24/2019(2)
	2/15/2010	150,000	—	2.40	2/15/2020(3)
	6/22/2011	425,000	425,000	1.99	6/22/2021(4)
	3/1/2012	225,000	675,000	1.28	3/1/2022(4)
	3/2/2013	—	900,000	1.83	3/2/2013(4)

Barclay A. Phillips	6/24/2013	—	300,000	2.03	6/24/23(4)

Frederick W. Driscoll(5)	—	—	—	—	—

Gregory M. Glenn, M.D.	7/1/2010	350,000	—	2.11	7/1/2020(6)
	3/10/2011	32,000	32,000	2.50	3/10/2021(4)
	3/1/2012	37,500	112,500	1.28	3/1/2022(4)
	3/2/2013	—	150,000	1.83	3/2/2013(4)

Timothy J. Hahn, Ph.D.	9/22/2011	100,000	100,000	1.42	9/22/2021(4)
	3/1/2012	37,500	112,500	1.28	3/1/2022(4)
	3/2/2013	—	150,000	1.83	3/2/2013(4)

Russell P. Wilson	12/1/2011	125,000	125,000	1.39	12/1/2021(4)
	3/1/2012	6,250	18,750	1.28	3/1/2022(4)
	3/2/2013	—	150,000	1.83	3/2/2013(4)	16,667(7)	85,335

(1)	Based on the closing price of the Company’s Common Stock of $5.12 as reported on NASDAQ on December 31, 2013.

(2)	These options were awarded under the 2005 Plan and vest six months following the date of grant.

(3)	These options were awarded under the 2005 Plan and vest one year following the date of grant.

(4)	These options were awarded under the 2005 Plan and vest in four equal increments on the first four anniversaries of the date of grant.

(5)	As of December 31, 2013, there were no outstanding equity awards held by Mr. Driscoll as a result of the termination of his employment with the Company.

(6)	These options were awarded under the 2005 Plan and vest in three equal increments on the first three anniversaries of the date of grant.

(7)	These restricted stock grants were awarded under the 2005 Plan and vest in three equal increments on the first three anniversaries of the date of grant.

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OPTIONS EXERCISED AND STOCK VESTED TABLE

The following table sets forth certain information concerning the vesting of the Company’s Common Stock held by the Named Executive Officers during the fiscal year ended December 31, 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized Vesting(2) ($)
Stanley C. Erck	—	—	—	—
Barclay A. Phillips	—	—	—	—
Frederick W. Driscoll	172,500	185,352	—	—
Gregory M. Glenn, M.D	—	—	—	—
Timothy J. Hahn, Ph.D	—	—	—	—
Russell P. Wilson	—	—	16,667	46,001

______________

(1)	This amount represents the difference between the sales price and the exercise price of the Company’s Common Stock on the date of exercise.

(2)	Based on the closing price of the Company’s Common Stock, as reported on NASDAQ on the date on which the stock vested, or, if the stock vested on a weekend or holiday, the closing price of the stock on the next day the Company’s Common Stock was traded.

OVERVIEW OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

On December 31, 2013, the Company had employment agreements in place with Drs. Glenn and Hahn, and Messrs. Erck, Phillips, and Wilson.

Each employment agreement provides for a base salary subject to review each year, an incentive bonus, and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on pages 35 through 36 in the Compensation Discussion and Analysis. The amount of any incentive bonus and the form of payment (cash, shares of restricted stock, or some combination of the two) is at the discretion of the Board.

The employment agreements also provide that additional equity may be awarded to the Named Executive Officer based upon his or her performance and subject to the Board’s approval and for the reimbursement of reasonable expenses incurred by him or her in connection with the performance of his or her duties and to participate in the Company’s Severance Plan (discussed below). Each Named Executive Officer must devote his or her full business time to the performance of services to the Company.

The employment agreements require each Named Executive Officer to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. In addition, in the employment agreements, the Named Executive Officers have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships, in each case during the term of his or her employment and for the duration of the severance period described for each Named Executive Officer following the termination of his or her employment.

If Named Executive Officer is terminated without “cause” or leaves the Company for “good reason” (as such terms are defined in each employment agreement), the Named Executive Officer may receive a lump sum separation payment. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination” beginning on page 45. To be entitled to such a payment, the Named Executive Officer must execute and deliver to the Company a waiver and separation agreement, releasing the Company from any claims.

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Amended and Restated Change in Control Severance Benefit Plan

In August 2005, the Board adopted a Change of Control Severance Benefit Plan (the “Severance Plan”). The Severance Plan was amended in July 2006 and December 2008, as described below. The purpose of the Severance Plan is to provide severance pay and benefits to a select group of employees whose employment with the Company may be terminated following a change in control event, to provide such employees with an incentive to remain with the Company and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Participants in the Severance Plan are recommended by the CEO and approved by the Board. Selected participants with existing severance agreements will be deemed to elect coverage under the Severance Plan and are not eligible for any severance benefits under such other agreements unless expressly provided otherwise by the Board. Each of the Named Executive Officers that are currently officers of the Company participate in the Severance Plan.

The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than death or disability or as a result of a “Constructive Termination” which occurs either (i) for a certain period (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) before the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change In Control. The specific period of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered is as follows:

Executive	Severance Period
Stanley C. Erck	24 months
Barclay A. Phillips	12 months
Gregory M. Glenn, M.D	12 months
Timothy J. Hahn, Ph.D	12 months
Russell P. Wilson	12 months

If a triggering event occurs, the participant is entitled to a lump sum severance payment, a bonus equal to 100% of the target annual performance bonus for the period in which the termination date occurred multiplied by the participant’s severance benefit period and continuation of medical, dental, vision, and hospitalization benefits for the same number of months as the severance period, with the exception of Mr. Erck, whose benefits continue for 18 months.

Executive	Severance Payment	Continuation of Benefits Period
Stanley C. Erck	24 months salary	18 months
Barclay A. Phillips	12 months salary	12 months
Gregory M. Glenn, M.D	12 months salary	12 months
Timothy J. Hahn, Ph.D	12 months salary	12 months
Russell P. Wilson	12 months salary	12 months

Initially, the Severance Plan provided that all outstanding equity awards held by participants became vested and exercisable upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended and restated the Severance Plan to provide that, upon a termination of employment following a Change in Control, all awards granted thereafter and held by participants shall become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended, and the Board adopted, revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration to conform to the amended Severance Plan. This action did not alter awards granted before March 2007. The Severance Plan provides that all vested and exercisable options may be exercised within one year from the participant’s termination date, provided, however, that no exercise may occur later than the expiration date of the option as set forth in the applicable option agreement.

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In December 2008, the Board amended and restated the Severance Plan with the intention to comply with or be exempt from the requirements of Section 409A of the Code. Specifically, the Severance Plan was amended to clarify provisions relating to the types of benefits available under the Severance Plan and the timing of the payments of such benefits. As used herein, the terms “Involuntary Termination without Cause,” “Cause,” “Constructive Termination,” and “Change in Control” shall have the following meanings:

Involuntary Termination without Cause means the termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause.

Cause means (i) conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement, or any crime that results in or is intended to result in personal enrichment at the expense of the Company; (ii) material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein; (iii) willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties; or (iv) engagement in any activity that constitutes a material conflict of interest with the Company.

Constructive Termination means a termination initiated by an eligible employee because any of the following events or conditions has occurred:

1.	a change in the employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the employee of any duties or responsibilities which are inconsistent with the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the employee’s employment for Cause or the termination of an employee’s employment because of an employee’s disability or death, or except resulting from a voluntary termination by the employee other than as a result of a Constructive Termination;

2.	a reduction in the employee’s pay or any failure to pay the employee any compensation or benefits to which the employee is entitled within five (5) days of the date due;

3.	the Company’s requiring the employee to relocate his principal worksite to any place outside a fifty (50) mile radius of the employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;

4.	the failure by the Company to (A) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the employee, or (B) provide the employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program, and practice in which the employee was participating immediately preceding the date of a Change in Control or at any time thereafter;

5.	the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company, which petition is not dismissed within sixty (60) days;

6.	any material breach by the Company of any provision of the Severance Plan; or

7.	the failure of the Company to obtain an agreement, satisfactory to the employee, from any successors and assigns to assume and agree to perform the obligations created under this Severance Plan as a result of a Change in Control.

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Change in Control means:

1.	a sale, lease, license, or other disposition of all or substantially all of the assets of the Company;

2.	a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger, or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity and its parent following the consolidation, merger, or reorganization;

3.	any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction and other than as part of a private financing transaction by the Company; or

4.	a change in the Incumbent Board (as defined below). For purposes of the Severance Plan, a change in the Incumbent Board shall occur if the existing members of the Board on the date the Severance Plan was initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member was approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

Regular Termination Benefits

In addition to the benefits described above, the Named Executive Officers are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and accrued, but unused vacation pay, and distribution of plan balances under the Company’s 401(k) plan.

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POTENTIAL PAYMENTS UPON TERMINATION

Termination Other Than for Cause

On December 31, 2013, the Company had employment agreements with Drs. Glenn and Hahn, and Messrs. Erck, Phillips, and Wilson, which provided for a cash severance payment if the executive is terminated without “cause” or leaves for “good reason.” All vested and exercisable stock options held by Drs. Glenn and Hahn, and Messrs. Phillips and Wilson must be exercised within three months following the termination date. Mr. Erck is entitled to the accelerated vesting of 50% of the unvested portion of each stock option or restricted stock grant made by the Company and may exercise all outstanding vested stock options held at termination (including any accelerated options or grants) during the twelve (12) month period following the date of termination. If such termination had occurred on December 31, 2013, the Company would have made the following payments:

Executive	Severance Payment($)
Stanley C. Erck	676,500
Barclay A. Phillips	300,000
Gregory M. Glenn, M.D	374,132
Timothy J. Hahn, Ph.D	286,252
Russell P. Wilson	319,262

Cause means (i) the executive’s willful failure or refusal to perform in all material respects the services required by him; (ii) executive’s willful failure or refusal to carry out any proper and material direction by the President and Chief Executive Officer or Board with respect to the services to be rendered by him or the manner of rendering such services; (iii) executive’s willful misconduct or gross negligence in the performance of his duties; (iv) executive’s commission of an act of fraud, embezzlement, or theft or felony involving moral turpitude; (v) executive’s use of confidential information, other than for the benefit of the Company in the course of rendering services to the Company; or (vi) a breach of executive’s non-competition obligations.

Termination for Cause

In the event a Named Executive Officer is terminated for cause, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date.

Termination as a Result of Death or Disability

In the event a Named Executive Officer is terminated for death or disability, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the executive dies while in the employ of the Company (or within three months after the date on which the executive ceases to be an employee) vested and exercisable options may be exercised by the executive’s estate for one year following the executive’s death. If the executive becomes disabled while in the employ of the Company, vested and exercisable options may be exercised by the executive for a period of one year after the executive ceases to be an employee due to a disability.

Termination in Connection with a Change in Control

Each of the Named Executive Officers participates in the Severance Plan. The following table sets forth the payments the Company would have made if eligible Named Executive Officers had been terminated in connection with a Change in Control that occurred on December 31, 2013 in accordance with the Severance Plan:

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Name	Benefit	Amount($)
Stanley C. Erck	Severance Payment	902,000
	Bonus(1)	225,500
	Equity Awards(2)	6,883,250
	Health Insurance Benefits(3)	38,278
	Total	8,049,028

Barclay A. Phillips	Severance Payment	300,000
	Bonus(1)	105,000
	Equity Awards(2)	927,000
	Health Insurance Benefits(3)	25,519
	Total	1,357,519

Gregory M. Glenn, M.D	Severance Payment	374,132
	Bonus(1)	130,946
	Equity Awards(2)	1,009,340
	Health Insurance Benefits(3)	25,519
	Total	1,539,937

Timothy J. Hahn, Ph.D	Severance Payment	286,252
	Bonus(1)	100,188
	Equity Awards(2)	1,295,500
	Health Insurance Benefits(3)	2,237
	Total	1,684,177

Russell P. Wilson	Severance Payment	319,262
	Bonus(1)	111,742
	Equity Awards(2)	1,031,750
	Health Insurance Benefits(3)	25,519
	Total	1,488,273

_________

(1)	Bonus equals 100% of the Named Executive Officer’s target annual bonus award multiplied by the participant’s severance benefit period.

(2)	Represents the value of all unvested equity awards at the closing price on December 31, 2013, minus any applicable exercise price.

(3)	Reflects the premiums for health, dental, and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2013.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
James F. Young, Chairman

Richard H. Douglas, Ph.D.
John O. Marsh, J.D.

Michael A. McManus, Jr., J.D.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by PCAOB AU Section 380, “Communication with Audit Committees” (as currently in effect), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence,” relating to the firm’s independence from the Company and its related entities, discussed with Grant Thornton LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Fees and Services

The following table shows the fees billed by Grant Thornton LLP for professional services rendered as the Company’s independent registered public accounting firm during the 2013 and 2012 fiscal years.

	Grant Thornton LLP
Fee Category	2013($)		2012($)
Audit Fees	496,151	(1)	347,805	(2)
Audit-Related Fees	191,079	(3)	10,454	(3)
Tax Fees	111,431	(4)	36,592
All Other Fees	—		—
Total Fees	798,661		394,851

_________________

(1)	Includes $63,851 for services related to the Company’s issuance of securities and $55,900 related to various regulatory filings required in connection with the Company’s acquisition of Isconova AB.

(2)	Includes $15,000 for services related to the Company’s shelf registration and $10,000 for services related to the Company’s response to an SEC comment letter.

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(3)	Includes $189,785 for financial and tax due diligence services related to the Company’s acquisition of Isconova AB and fees for review of the Company’s compliance with Federal Acquisition Regulations relating to the Company’s contract with the Department of Health and Human Services, Biomedical Advanced Research and Development Authority (HHS BARDA).

(4)	Includes $73,148 for services related to the Company’s net operating losses (NOLs) study under IRC Section 382.

Audit Fees. Consists of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for 2013 and 2012 and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, and registration statement filings and consents.

Audit-Related Fees. Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.

Tax Fees. Consists of fees for professional services rendered for tax compliance, tax advice, and tax planning for the Company. These amounts represent those billed for tax return preparation for the Company and its subsidiary. All material tax fees were pre-approved by the Audit Committee.

All Other Fees. Consists of fees for products and services provided other than those otherwise described above.

Audit Committee Pre-Approval Policies and Procedures

As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.

Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If, in advance of its meeting, the Audit Committee agrees to the engagement letter, the engagement will be formally accepted by the Audit Committee at its next regularly scheduled meeting.

All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above, with the exception of certain services of limited financial expense for which the Audit Committee has authorized the Chairman and the Chief Financial Officer to hire at their discretion. Generally, requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with the SEC rules on registered public accounting firm independence.

To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its Chairman, who is responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Except as noted above, the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all audit services provided to the Company by the independent registered public accounting firm during the fiscal years ended December 31, 2013 and 2012.

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Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to address the Annual Meeting if they desire to do so and are expected to be able to respond to appropriate questions from stockholders.

AUDIT COMMITTEE

Michael A. McManus, Jr., J.D., Chairman

Richard H. Douglas, Ph.D.
Gary C. Evans

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

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ADDITIONAL INFORMATION

Transaction of Other Business

The Board knows of no other business which will be presented for consideration at the Annual Meeting other than the Proposals described above. If any other business should come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

* * *

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By the Order of the Board of Directors

John A. Herrmann III, J.D.

Vice President, General Counsel and

Corporate Secretary

April 30, 2014

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Appendix 1

2014 Amendment to the 2005 Plan

RESOLVED, that, the second to last sentence of Section 4(a) of the 2005 Plan be, and hereby is, amended to increase the shares of Common Stock subject to the 2005 Plan by 4,000,000 shares to 26,312,192 shares and to read in full as follows:

“The maximum aggregate number of shares of Common Stock that may be delivered in satisfaction of Stock Awards under the 2005 Stock Incentive Plan is 26,312,192 shares.”

RESOLVED, that, the last sentence of Section 4(b) of the 2005 Plan be, and hereby is, amended to increase the number of shares issuable upon the exercise of incentive stock options by 4,000,000 shares to 26,312,192 shares and to read in full as follows:

“Notwithstanding the above, and subject to Section 11 below related to capitalization adjustments, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 26,312,192 shares.”

NOVAVAX inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 12, 2014.

Vote by Internet

- Go to **www.envisionreports.com/NVAX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3.

1. Election of Class I Directors:

	For	Withhold		For	Withhold
01 - Stanley C. Erck	☐	☐	02 - Rajiv I. Modi	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 1 9 9 0 2 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01TYID

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NOVAVAX inc.

Proxy — NOVAVAX, INC.

Annual Meeting of Stockholders - June 12, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Novavax, Inc. hereby appoints Stanley C. Erck and Barclay A. Phillips and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novavax, Inc., to be held at the Company's facility located at 20 Firstfield Road, Gaithersburg, Maryland 20878 on Thursday, June 12, 2014 at 10:00 a.m., local time, and at any adjournments thereof.

The shares represented by this proxy will be voted as directed by the undersigned. **IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY FOR CLASS I DIRECTOR, (2) THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, (3) THE INCREASE OF 4,000,000 SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN, (4) IN THE DISCRETION OF THE PROXYHOLDER AS ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.**

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.